UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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MICROBOT MEDICAL INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROBOT MEDICAL INC.

175 Derby St., Bld. 27

Hingham, MA 02043

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2025

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Microbot Medical Inc. (the “Company”) will be held at 10:00 A.M., Eastern Time on June 10, 2025 at the offices of the Company, 175 Derby Street, Bld. 27, Hingham, MA 02043. At the Annual Meeting, you will be asked to vote on:

1.	The election of three Class I directors to the Board of Directors of the Company to serve until the 2028 Annual Meeting of Shareholders;

2.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers;

3.	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation;

4.	For the purpose of complying with Nasdaq listing 5635(d), the issuance of Series I preferred investment options and placement agent options issued in connection therewith, and shares of common stock underlying such options, issued in connection with an offering and sale of securities of the Company that was consummated on February 11, 2025, for purposes of complying with Nasdaq listing rule 5635(d) and satisfying our contractual obligations to the holders of such options;

5.	The approval of an amendment to the Company’s Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), to increase the total number of shares of common stock authorized for issuance;

6.	The approval of an amendment to the Microbot Medical Inc. 2020 Omnibus Performance Award Plan, to increase the number of authorized shares of common stock reserved for issuance by 2,591,019 shares.

7.	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

8.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 15, 2025 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

By Order of the Board of Directors,

Harel Gadot

Chairman, President and Chief Executive Officer

Dated: April 17, 2025

Hingham, Massachusetts

MICROBOT MEDICAL INC.

288 Grove Street, Suite 388

Braintree, MA 02184

PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

June 10, 2025

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Microbot Medical Inc., a Delaware corporation (the “Company”), of proxies for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company, 175 Derby Street, Bld. 27, Hingham, MA 02043, at 10:00 A.M., Eastern Time, on June 10, 2025, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders.

The Company is making available to you over the Internet or delivering paper copies of this proxy statement, a proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), in connection with the Annual Meeting. The Company is using the rules of the Securities and Exchange Commission (“SEC”) that allow companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to many of its stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet, as well as to request a paper copy by mail or via email, free of charge, by following the instructions in the notice. The notice about the Internet availability of the proxy materials is first being mailed on or about April 29, 2025 to all shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

The Company will bear the cost of solicitation of proxies. Directors, officers and employees of the Company may solicit proxies by telephone, email, facsimile, in person or otherwise for no additional compensation. The Company has retained Sodali & Co LLC to act as proxy solicitor in conjunction with the Annual Meeting at an estimated cost of $12,000 plus expenses. The Company will pay the entire costs of such solicitation as well as the costs of printing and filing this proxy statement and proxy card. The Company will reimburse banks, brokerage firms, proxy solicitors, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

The Board of Directors has fixed the close of business on April 15, 2025, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof. There were 34,744,476 shares of our common stock, $.01 par value, outstanding on April 15, 2025, each of which is entitled to one vote for each share on the matters to be voted upon.

Stockholders are being asked to vote on seven proposals at the Company’s 2025 Annual Meeting. The Company had previously asked stockholders to vote on two of such proposals at a special meeting of stockholders scheduled for April 11, 2025, but the Company was not able to obtain a quorum to hold the special meeting, so the Company is again proposing those two proposals for the Company’s 2025 Annual Meeting. The proposals to be voted on and related recommendations from the Board of Directors are as follows:

Proposal Number 1. The election of three Class I directors to the Board of Directors of the Company to serve until the 2028 Annual Meeting of Shareholders. The Board recommends that you vote “FOR” each of the nominees.

Proposal Number 2. The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers. The Board recommends that you vote “FOR” this proposal.

Proposal Number 3. The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation. The Board recommends that you vote in favor of “ONE YEAR” for the non-binding advisory vote relating to future named executive officer compensation.

Proposal Number 4. For the purpose of complying with Nasdaq listing 5635(d), the issuance of Series I preferred investment options and placement agent options issued in connection therewith, and shares of common stock underlying such options, issued in connection with an offering and sale of securities of the Company that was consummated on February 11, 2025, for purposes of complying with Nasdaq listing rule 5635(d) and satisfying our contractual obligations to the holders of such options. The Board recommends that you vote “FOR” this proposal.

Proposal Number 5. The approval of an amendment to the Company’s Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), to increase the total number of shares of common stock authorized for issuance. The Board recommends that you vote “FOR” this proposal.

Proposal Number 6. The approval of an amendment to the Microbot Medical Inc. 2020 Omnibus Performance Award Plan, to increase the number of authorized shares of common stock reserved for issuance by 2,591,019 shares. The Board recommends that you vote “FOR” this proposal.

Proposal Number 7. The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The Board recommends that you vote “FOR” this proposal.

In the election of directors, which is Proposal Number 1, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one, two, or all of the nominees. For Proposal Numbers 2 through 7, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” For Proposal Number 3, you may vote for every “1 YEAR,” “2 YEARS” OR “3 YEARS” or “ABSTAIN.” If you “ABSTAIN” as to Proposal Number 2, Proposal Number 3, Proposal Number 4, Proposal Number 5 Proposal Number 6 or Proposal Number 7, an abstention will have no effect.

Shares of our common stock represented by proxies in the form enclosed that are properly executed and returned to us and not revoked will be voted as specified in the proxy by the stockholder. In the absence of contrary instructions, or in instances where no specifications are made, the shares will be voted:

i.	FOR the election of three Class I directors to the Board of Directors of the Company to serve until the 2028 Annual Meeting of Shareholders.

ii.	FOR the approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers.

iii.	FOR every “ONE Year” for the approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation.

iv.	FOR, for the purpose of complying with Nasdaq listing 5635(d), the issuance of Series I preferred investment options and placement agent options issued in connection therewith, and shares of common stock underlying such options, issued in connection with an offering and sale of securities of the Company that was consummated on February 11, 2025, for purposes of complying with Nasdaq listing rule 5635(d) and satisfying our contractual obligations to the holders of such options.

v.	FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), to increase the total number of shares of common stock authorized for issuance.

vi.	FOR the approval of an amendment to the Microbot Medical Inc. 2020 Omnibus Performance Award Plan, to increase the number of authorized shares of common stock reserved for issuance by 2,591,019 shares.

vii.	FOR the ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

viii.	In the discretion of the named proxies as to any other matter that may properly come before the Annual Meeting.

Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Company’s corporate secretary a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may revoke his, her or its proxy and vote his, her or its shares at the Annual Meeting.

How to vote shares at our 2025 Annual Meeting.

Voting at the Annual Meeting. All Company stockholders are invited to attend the Annual Meeting in person. Any stockholder that attends the meeting in person may deliver a completed proxy card in person or vote by completing a ballot, which will be available at the meeting. However, each stockholder intending to vote in person at the Annual Meeting should note that if his, her or its shares are held in the name of a bank, broker or other nominee, such stockholder must obtain a legal proxy, executed in his, her or its favor, from the holder of record to be able to vote at the Annual Meeting. Stockholders should allow enough time prior to the Annual Meeting to obtain this proxy from the holder of record, if needed.

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most cases, you will be able to do this by telephone, by using the Internet or by mail. Please refer to the summary instructions included with proxy materials and on your proxy card. For shares held in street name, the voting instruction card will be included in the materials forwarded by the broker or nominee. If you have telephone or Internet access, you may submit your proxy by following the instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instruction card included in the materials forwarded by your stockbroker or nominee and mailing it in the enclosed, postage paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

The shares voted electronically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

Quorum, Required Votes and Method of Tabulation

Consistent with Delaware law and the Company’s amended and restated by-laws, as amended, one-third of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date. The Company will appoint one or more election inspectors for the meeting to count votes cast by proxy or in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions have not been given. If you hold shares beneficially in street name and do not vote your shares, your broker or nominee can vote your shares at its discretion on Proposal Number 7. In tabulating the voting result for any proposal for which the required vote is based on the number of shares present, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

What Vote is Required to Approve Each Item?

Election of directors by stockholders, which is Proposal Number 1, will be determined by a plurality of the votes cast by the stockholders entitled to vote at the election that are either present in person or represented by proxy. Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

For Proposal Number 2, the affirmative “FOR” vote is required by the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting in person or by proxy and voting. Because this vote is advisory only, it will not be binding on the Company, the Board or the Compensation Committee of the Board. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions will have no effect on the outcome of this proposal.

For Proposal Number 3, the alternative receiving the greatest number of votes will be the frequency that stockholders approve. Because your vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee of the Board. However, the Board will review the voting results and take them into consideration when determining the frequency of future non-binding advisory votes on the compensation of our named executive officers. Abstentions will have no effect on the outcome of this proposal.

For Proposal Number 4, the affirmative “FOR” vote is required by the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting in person or by proxy and voting. Abstentions will have no effect on the outcome of this proposal. This proposal is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on this proposal. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on this proposal will not be counted as votes cast. As a result, such “broker non-votes” will have no effect on the voting on this proposal.

For Proposal Number 5, the affirmative “FOR” vote is required by the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting in person or by proxy and voting. Abstentions will have no effect on the outcome of this proposal. This proposal is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on this proposal. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on this proposal will not be counted as votes cast. As a result, such “broker non-votes” will have no effect on the voting on this proposal.

For Proposal Number 6, the affirmative “FOR” vote is required by the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting in person or by proxy and voting. Abstentions will have no effect on the outcome of this proposal. This proposal is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on this proposal. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on this proposal will not be counted as votes cast. As a result, such “broker non-votes” will have no effect on the voting on this proposal.

Management does not know of any matters to be presented at this year’s Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. Stockholders will have no appraisal rights under Delaware law with respect to any of the matters expected to be voted on at the Annual Meeting. If other matters should properly come before the meeting, the proxy holders will vote such matters in their discretion. Any stockholder has the right to revoke his, her or its proxy at any time until it is voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned, as of April 15, 2025, by (i) each of our directors and director nominees, (ii) each of our named executive officers, (iii) all of our current directors and executive officers as a group, and (iv) all those known by us to be a beneficial owner of more than 5% of the Company’s common stock. In general, “beneficial ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of April 15, 2025. We calculated percentage ownership in accordance with the rules of the SEC. the percentage of common stock beneficially owned is based on 34,744,476 shares outstanding as of April 15, 2025. In addition, shares issuable pursuant to options or other convertible securities that may be acquired within 60 days of April 15, 2025 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other persons.

This table is based on information supplied by each director, officer and principal stockholder of the Company. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, based on information provided by such stockholders. Unless otherwise indicated, the address for each director, executive officer and 5% or greater stockholders of the Company listed is: c/o Microbot Medical Inc., 175 Derby Street, Bld. 27, Hingham, MA 02043.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Harel Gadot(1)(2)	1,097,927	3.07%
Scott Burell(3)	80,120	*
Martin Madden(3)	80,120	*
Prattipati Laxminarain(3)	80,120	*
Aileen Stockburger(3)	75,024	*
Simon Sharon(2)(3)	121,794	*
Tal Wenderow(3)	73,433	*
Rachel Vaknin(2)(3)	80,449	*
Juan Diaz-Cartelle(2)(3)	32,562	-
David J. Wilson	-	-
All current directors and executive officers as a group (10 persons)(2)	1,721,549	4.74%

* Less than 1%

(1)

Includes (i) 136,847 shares of our common stock owned by MEDX Ventures Group LLC, and (ii) 961,080 shares of our common stock issuable upon the exercise of options granted to Mr. Gadot. Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner of MEDX Venture Group, LLC and thus may be deemed to share voting and investment power over the shares and options beneficially owned by this entity.

(2)	Represents options to acquire shares of our common stock.
(3)	Includes shares of our common stock issuable upon the exercise of options as set forth in footnotes (1) and (2).

BOARD OF DIRECTORS

General

We have seven directors serving on our Board. The following table lists the names, ages and positions of the individuals who serve as directors of the Company, as of April 15, 2025:

Name	Age	Position
Harel Gadot	53	President, Chief Executive Officer and Chairman of the Board of Directors
Scott Burell(1)(2)	60	Director
Martin Madden(1)(3)	64	Director
Prattipati Laxminarain(2)	67	Director
Aileen Stockburger(3)	62	Director
Tal Wenderow(2)	51	Director
David J. Wilson (1)(3)	57	Director

(1)	Member of Audit Committee.
(2)	Member of Corporate Governance Committee.
(3)	Member of Compensation Committee.

Because we have a classified Board, with each of our directors serving a staggered three-year term, only our Class I Directors are standing for election at our 2025 Annual Meeting. The following table shows the current composition of the three classes of our Board:

Class I Directors (terms scheduled to expire in 2025, next expiration in 2028):

Harel Gadot
Martin Madden
Tal Wenderow

Class II Directors (term scheduled to expire in 2026):

Scott Burell
Aileen Stockburger

Class III Directors (term scheduled to expire in 2027):

David J. Wilson
Prattipati Laxminarain

The independent members of our Board, as determined by the Board in accordance with the existing Nasdaq Listing rules, are Messrs. Burell, Madden, Laxminarain, Wenderow and Wilson, and Ms. Stockburger.

The Board held nine meetings during the fiscal year ended December 31, 2024. Each of our then-directors attended all such meetings of the Board, except on five occasions when one director was absent. None of our directors attended less than 75% of such meetings. While we encourage our directors to attend the Company’s annual shareholder meeting, we do not have a policy requiring that they do so. Six or our seven then-directors, attended in person or by telephone the Company’s 2024 annual stockholder meeting. The Board also acted by unanimous written consent five time during the fiscal year ended December 31, 2024.

Committees of the Board of Directors

Presently, the Board has three standing committees — the Audit Committee, the Compensation Committee, and the Corporate Governance Committee. All members of the Audit Committee, the Compensation Committee, and the Corporate Governance Committee are, and are required by the charters of the respective committees to be, independent as determined under Nasdaq Listing rules.

Audit Committee

The Audit Committee is composed of Messrs. Burell, Madden and Wilson. Each of the members of the Audit Committee is independent, and the Board has determined that Mr. Burell is an “audit committee financial expert,” as defined in SEC rules. The Audit Committee acts pursuant to a written charter which is available through our website at www.microbotmedical.com. The Audit Committee held five meetings during the fiscal year ended December 31, 2024.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee does this primarily by reviewing the Company’s financial reports and other financial information as well as the Company’s systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board of Directors have established. The Audit Committee also assesses the Company’s auditing, accounting and financial processes more generally. The Audit Committee recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the company’s internal accounting controls, the Company’s financial statements contained in this proxy statement, and other related matters.

Compensation Committee

The Compensation Committee is composed of Messrs. Madden (Chairman), Stockburger and Wilson. Each of the members of the Compensation Committee is independent. The Compensation Committee acts pursuant to a written charter which is available through our website at www.microbotmedical.com. The Compensation Committee held four meetings during the fiscal year ended December 31, 2024 and acted by unanimous written consent one time.

The Compensation Committee acts pursuant to a written charter. The Compensation Committee makes recommendations to the Board of Directors and management concerning salaries in general, determines executive compensation and approves incentive compensation for employees and consultants.

Corporate Governance Committee

The Corporate Governance Committee is composed of Messrs. Laxminarain, Burell and Wenderow. Each of the members of the Corporate Governance Committee is independent. The Corporate Governance Committee acts pursuant to a written charter which is available through our website at www.microbotmedical.com. The Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2024.

The Corporate Governance Committee oversees nominations to the Board and considers the experience, ability and character of potential nominees to serve as directors, as well as particular skills or knowledge that may be desirable in light of the Company’s position at any time. From time to time, the Corporate Governance Committee may engage the services of a paid search firm to help the Corporate Governance Committee identify potential nominees to the Board. The Corporate Governance Committee and Board seek to nominate and appoint candidates to the Board who have significant business experience, technical expertise or personal attributes, or a combination of these, sufficient to suggest, in the Board’s judgment, that the candidate would have the ability to help direct the affairs of the Company and enhance the Board as a whole. The Corporate Governance Committee may identify potential candidates through any reliable means available, including recommendations of past or current members of the Board from their knowledge of the industry and of the Company. The Corporate Governance Committee also considers past service on the Board or on the board of directors of other publicly traded or technology focused companies. The Corporate Governance Committee has not adopted a formulaic approach to evaluating potential nominees to the Board; it does not have a formal policy concerning diversity, for example. Rather, the Corporate Governance Committee weighs and considers the experience, expertise, intellect, and judgment of potential nominees irrespective of their race, gender, age, religion, or other personal characteristics. The Corporate Governance Committee may look for nominees that can bring new skill sets or diverse business perspectives. Potential candidates recommended by security holders will be considered as provided in the company’s “Policy Regarding Shareholder Candidates for Nomination as a Director,” which sets forth the procedures and conditions for such recommendations. This policy is available through our website at www.microbotmedical.com.

The members of the Corporate Governance Committee have approved the nomination of the Class I directors standing for reelection at the 2025 Annual Meeting.

Director Oversight and Qualifications

While management is responsible for the day-to-day management of the risks the company faces, the Board, as a whole and through its committees, has responsibility for the oversight of risk management. An important part of risk management is not only understanding the risks facing the company and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. In support of this oversight function, the Board receives regular reports from our Chief Executive Officer and members of senior management on operational, financial, legal, and regulatory issues and risks. The Audit Committee additionally is charged under its charter with oversight of financial risk, including the company’s internal controls, and it receives regular reports from management, the company’s internal auditors and the company’s independent auditors. The chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the company’s management and affairs through its standing committees and, when necessary, special meetings of directors.

We believe each of our directors, and director nominee, brings valuable skills, experience, judgment, and perspectives to our company. The Board took the following qualifications into consideration, among other things, when nominating or appointing our current directors and director nominee:

Harel Gadot, became President, Chief Executive Officer and Chairman of the Company’s Board following the consummation of the Merger. Mr. Gadot is a co-founder of Microbot Israel and has served as Microbot Israel’s Chief Executive Officer since Microbot Israel was founded in November 2010. He has been the Chairman of Microbot Israel’s board of directors since July 2014. He also served as a director until January 2024 of XACT Robotics Ltd., an Israel-based private company that recently ceased operations and is in insolvency proceedings in Israel, and was its Chairman from August 2013 until September 2023. Mr. Gadot serves as Chairman of MEDX Xelerator L.P., a medical device and digital health Israeli incubator, since July 2016. From December 2007 to April 2010 Mr. Gadot was a Worldwide Group Marketing Director at Ethicon Inc., a Johnson and Johnson Company, where he was responsible for the global strategic marketing of the Company. Mr. Gadot also held management positions, as well as leading regional strategic position for Europe, Middle-East and Africa, as well as In Israel, while at Johnson and Johnson. Mr. Gadot served as director for ConTIPI Ltd. from August 2010 until November 2013 when ConTIPI Ltd. was acquired by Kimberly-Clark Corporation. Mr. Gadot holds a B.Sc. in Business from Siena College, Loudonville NY, and an M.B.A. from the University of Manchester, UK. The Company believes that Mr. Gadot is qualified to serve as Chairman of the Board and as President and Chief Executive Officer of the Company due to his extensive experience in strategic marketing and general management in the medical device industry.

Scott R. Burell, became a director of the Company in November 2016. Since August 2018, Mr. Burell has been the Chief Financial Officer and Secretary of AIVITA Biomedical, Inc., an Irvine California-based immuno-oncology company focused on the advancement of commercial and clinical-stage programs utilizing curative and regenerative medicines. From November 2006 until its sale to Invitae Corp. (NASDAQ: NVTA) in November 2017, he was the Chief Financial Officer, Secretary and Treasurer of CombiMatrix Corporation (NASDAQ: CBMX), a family health-focused clinical molecular diagnostic laboratory specializing in pre-implantation genetic screening, prenatal diagnosis, miscarriage analysis, and pediatric developmental disorders. He successfully led the split-off of CombiMatrix in 2007 from its former parent, has led several successful public and private debt and equity financing transactions as well as CombiMatrix’s reorganization in 2010. Prior to this, Mr. Burell had served as CombiMatrix’s Vice President of Finance since November 2001 and as its Controller from February 2001 to November 2001. From May 1999 to first joining CombiMatrix in February 2001, Mr. Burell was the Controller for Network Commerce, Inc. (NASDAQ: SPNW), a publicly traded technology and information infrastructure company located in Seattle. Prior to this, Mr. Burell spent nine years with Arthur Andersen’s Audit and Business Advisory practice in Seattle. During his tenure in public accounting, Mr. Burell worked with many clients, both public and private, in the high-tech and healthcare markets, and was involved in numerous public offerings, spin-offs, mergers and acquisitions. Mr. Burell obtained his Washington state CPA license in 1992 and is a certified public accountant (currently inactive). He holds Bachelor of Science degrees in Accounting and Business Finance from Central Washington University. The Company believes Mr. Burell’s qualifications to serve on the Board include his experience as an executive of a public life sciences company and knowledge of financial accounting in the medical technology field.

Martin Madden, has been a director of the Company since February 6, 2017. Mr. Madden has held various positions at Johnson & Johnson and its affiliates from 1986 to January 2017, most recently as Vice President, Research & Development of DePuy Synthes, a Johnson & Johnson Company, from February 2016 to January 2017. Prior to that, from July 2015 to February 2016, Mr. Madden was the Vice President, New Product Development of Johnson & Johnson Medical Devices. From January 2012 to July 2015, Mr. Madden was the Vice President, Research & Development of Johnson & Johnson’s Global Surgery Group. During his thirty-year tenure with Johnson & Johnson’s Medical Device organization, he was an innovator and research leader for nearly every medical device business including Cardiology, Electrophysiology, Peripheral Vascular Surgery, General and Colorectal Surgery, Aesthetics, Orthopaedics, Sports Medicine, Spine, and Trauma. As an executive of Johnson & Johnson, Mr. Madden served on the management boards of Johnson & Johnson’s Global Surgery Group, Ethicon, Ethicon Endo-Surgery, DePuy-Synthes, and Cordis, with responsibility for research and development - inclusive of organic and licensed/acquired technology. He was also Chairman of J&J’s Medical Device Research Council, with responsibility for talent strategy and technology acceleration. Mr. Madden serves on the Board of Directors of Novocure (NASDAQ: NVCR), a global oncology company, and is an advisor to numerous medical device start-ups. Mr. Madden holds a MBA from Columbia University, a M.S. from Carnegie Mellon University in Mechanical Engineering, and a B.S. from the University of Dayton in Mechanical Engineering. The Company believes that Mr. Madden is qualified to serve as a member of the Board due to his extensive experience in research and development, portfolio planning, technology assessment and assimilation, and project management and budgeting.

Prattipati Laxminarain, has been a director of the Company since December 6, 2017. From April 2006 through October 2017, Mr. Laxminarain served as Worldwide President at Codman Neuro, a global neurosurgery and neurovascular company that offers a portfolio of devices for hydrocephalus management, neuro intensive care and cranial surgery and other technologies, and which was part of DePuy Synthes Companies of Johnson & Johnson. Mr. Laxminarain is currently the CEO of Deinde Medical Corporation, and is a Board Member of Oculogica Inc., Millar Inc., and GT Medical Inc. He has a degree in Mechanical Engineering from Osmania University, Hyderabad, India and an MBA from Indian Institute of Management. The Company believes that Mr. Laxminarain is qualified as a Board member of the Company because of his extensive experience working with medical device companies and knowledge of the industries in which the Company intends to compete.

Aileen Stockburger was appointed by the Board on March 26, 2020 to fill a vacancy on the Board and to serve as a Class II director of the Company, with a term commencing on April 1, 2020. Since February 2018, Ms. Stockburger has provided M&A consulting and advisory services through Aileen Stockburger LLC. Prior to that, from 1989 through January 2018, Ms. Stockburger held various positions in Johnson & Johnson, most recently as Vice President, Worldwide Business Development & Strategic Planning for the DePuy Synthes Group of Johnson & Johnson, and as a member of its Worldwide Board and Group Operating Committee, from 2010-2018. In that role, she oversaw the group’s merger and acquisition activities, including deal structuring, negotiations, contract design and review, and deal terms. Before joining Johnson & Johnson, Ms. Stockburger spent several years at PriceWaterhouseCoopers, and earned her CPA certification. She is also the Chair of Next Science Limited (ASX: NXS), a medical technology company headquartered in Sydney, Australia, with a primary focus in the development and continued commercialization of its proprietary technology to reduce the impact of biofilm based infections in human health. She also serve on the Audit Committee and the People, Culture and Remuneration Committee of the Board of Directors of Next Science Limited. Ms. Stockburger received her MBA and BS from The Wharton School, University of Pennsylvania. The Company believes that Ms. Stockburger is qualified as a Board member of the Company because of her extensive experience in strategizing, managing and closing sizable, complex worldwide mergers and acquisitions, licensing agreements and divestitures, as well as her expertise in business development, strategic planning and finance.

Tal Wenderow was appointed by the Board on July 29, 2020 to fill a vacancy on the Board and to serve as a Class I director of the Company, with a term commencing on August 1, 2020. From June 2024 to December 2024, Mr. Wenderow served as interim CEO of Sensory Cloud Inc., a health technology company pioneering treatments for respiratory human illnesses of the airway lining. Since September 2021, Mr. Wenderow serves as the Venture Partner at Genesis MedTech, a global medical device company. Previously, from February 2019, Mr. Wenderow served as the President and CEO of Vocalis Health Inc., an AI healthtech company pioneering the development of vocal biomarkers. Previously, Mr. Wenderow co-founded Corindus Vascular Robotics in 2002, which was a New York Stock Exchange-listed company upon its acquisition by Siemens Healthineers in 2019. Mr. Wenderow held various positions at Corindus from founder, Chief Executive Officer and director at inception, Executive Vice President Product & Business Development to his most recent role as Executive Vice President of International & Business Development. Mr. Wenderow received a B.Sc. in Mechanical Engineering at the Technion - Israel Institute of Technology, Haifa, Israel. The Company believes that Mr. Wenderow is qualified as a Board member of the Company because of his extensive knowledge of the medical robotics space with specific focus on interventional procedures, as well as his medical devices start up experience.

David J. Wilson, was elected at our December 17, 2024 Annual Meeting of Stockholders as a Class III director for a three-year term, was subsequently appointed by the Board of Directors of the Company to serve as a member of the Company’s Audit Committee and Compensation Committee. Since March 2022, Mr. Wilson has been the Chief Executive Officer and a director of InnovHeart Corporation, a private company developing transcatheter mitral valve replacement systems to treat patients suffering from mitral valve disease. From September 2017 to October 2021, he was the President of Global Plasma at Haemonetics Corporation where he led the global commercialization of a next generation plasma collection system. He dedicated two decades in roles of increasing responsibility with various Johnson and Johnson (J&J) companies, including as the Worldwide President of Cordis. In this role, he led the global integration of Cordis into Cardinal Health and rejuvenated the product portfolio through business development deals. Mr. Wilson held other leadership roles at J&J companies, namely President of Mentor, Vice President of Ethicon R&D and Vice President of Ethicon Biosurgicals. Earlier in his tenure with J&J, he attained senior leadership roles at Cordis Endovascular as Vice President of R&D and Regional Director of Sales. He is the holder of 10 medical device patents and has served as a Board member of several educational and healthcare institutions in the US. His education includes a Bachelor of Mechanical Engineering from Auburn University, a Master of Science in Biomedical Engineering from the University of Alabama at Birmingham and a Master of Business Administration from Columbia University. The Company believes that Mr. Wilson is qualified to serve as a member of the Board due to his experience as a healthcare and medical device executive, including extensive experience in general management, research and development, marketing, sales and supply chain management.

Executive Officers

Following are the name, age and other information for our executive officers. All company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. Information regarding Harel Gadot, our Chairman, President and Chief Executive Officer, is set forth above under “Board of Directors.”

Name	Age	Position
Harel Gadot	53	President, Chief Executive Officer and Chairman of the Board of Directors
Rachel Vaknin	46	Chief Financial Officer
Simon Sharon	64	Chief Technology Officer and General Manager, Microbot Israel
Juan Diaz-Cartelle	48	Chief Medical Officer

Rachel Vaknin has served as the Company’s Chief Financial Officer since April 2022 and before that was its VP Finance since January 2022. From September 2017 to December 2021, Ms. Vaknin served as the Chief Financial Officer at Imagry, an Israeli-American autonomous technologies software provider. From April 2004 through December 2016, Ms. Vaknin was the FP&A Department Manager at Mellanox Technologies Ltd., an Israeli-American multinational supplier of computer networking products acquired by Nvidia in 2020, where she was responsible, among other things, for managing FP&A, leading teams with respect to preparing quarterly financial statements, obtaining and managing grant monies, and Sarbanes-Oxley controls.

Simon Sharon, has served as the Company’s Chief Technology Officer since April 2018 and as the General Manager of Microbot Israel since April 2021. From August 2016 to March 2018, Mr. Sharon served as the Chief Technology Officer at MEDX Xelerator, an Israel-based medical device and digital health incubator. He was also a director until January 2024 of XACT Robotics Ltd., an Israel-based private company that recently ceased operations and is in insolvency proceedings in Israel. Mr. Harel Gadot, the Company’s President, CEO and Chairman, is the Chairman of MEDX Xelerator. Prior to this, Mr. Sharon held the position of Chief Operating Officer at Microbot Israel before it became a publicly traded company from February 2013 to August 2016. Prior to joining Microbot Israel, Mr. Sharon was the Vice President of Research & Development with IceCure Medical, a TASE traded company developing a portfolio of cryogenic ablation systems. Prior to IceCure, he held roles of increasing responsibility at Rockwell Automation-Anorad Israel Ltd., a leading linear motor-based, precision positioning equipment manufacturer. Prior to Rockwell, Mr. Sharon was the Research & Development Manager at Disc-O-Tech Medical Technologies Ltd., a private orthopedic venture that was acquired by Kyphon (currently part of Medtronic), and before this was the Research & Development Manager at CI Systems, a worldwide supplier of a wide range of electro-optical test and measurement equipment.

Dr. Juan Diaz-Cartelle, has served as the Company’s Chief Medical Officer since December 1, 2023. As CMO, Dr. Diaz-Cartelle will lead the development and execution of the clinical strategy of the Company, including its planned clinical trials for the LIBERTY® Endovascular Robotic Surgical System in the U.S., the medical affairs activity, and will be an integral part of the team leading its regulatory process with the FDA and commercial efforts. Most recently, from May 2022 to November 2023, Dr. Diaz-Cartelle served as the Executive Medical Director at Haemonetics Corporation (NYSE: HAE), where he advised that company on new investments in the cardiovascular space, among other responsibilities. Prior to that, from June 2008 to May 2022, Dr. Diaz-Cartelle served as the Senior Medical Director for the Peripheral Interventional Division (Endovascular and Interventional Oncology) at Boston Scientific Corporation (NYSE: BSX), where he played a pivotal part in the development of global clinical strategy and study oversight, supporting commercial activities and future pipeline development. Dr. Diaz-Cartelle obtained his medical degree at the University of Navarra (Spain) and completed his specialty as Angiologist and Vascular Surgeon at Hospital General Universitario Gregorio Maranon in Madrid (Spain).

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to us, or written representations from the reporting persons that no Form 5 was required, we believe that, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners have been met, other than a Form 3 for Mr. Wilson, which was not timely filed.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers, employees, and consultants. A copy of our code of ethics is posted on our website at www.microbotmedical.com. We intend to disclose any substantive amendment or waivers to this code on our website. There were no substantive amendments or waivers to this code in 2024.

Insider Trading Policy

The Company has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Such policies and procedures are filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and are also included in the Company’s Code of Ethics and Conducts, and in its Blackout Period and Trading Window Policy, also filed as exhibits to such Form 10-K. Copies are also posted on our website at www.microbotmedical.com.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding each element of compensation that was paid or awarded to the named executive officers of the Company for the periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Harel Gadot	2024	520,249	149,189	(5)	-	514,141	(9)	-	57,900	(3)	1,241,479
CEO, President & Chairman	2023	372,521	386,000	(2)	-	470,302		-	55,300	(3)	1,284,123

Simon Sharon	2024	241,455	84,754	(4)	-	123,785	(9)	-	89,435	(6)	539,429
CTO and General Manager	2023	195,901	87,022	(2)	-	88,418		-	98,589	(6)	469,930

Juan Diaz-Cartelle	2024	350,000	-		-	26,478	(9)	-	-		376,478
CMO(7)	2023	14,808	-		-	720		-	-		15,528

Rachel Vaknin	2024	162,793	40,816	(4)	-	105,862	(9)	-	53,694	(8)	363,165
CFO	2023	139,601	27,626	(2)	-	76,533		-	47,743	(8)	289,503

(1)	Amounts shown do not reflect cash compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash aggregate grant date fair values of stock option awards made during the periods presented as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. The assumptions used to calculate the fair value of stock option awards are set forth under Note 10 to the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2024 included elsewhere in this Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(2)	Represents bonus for the 2022 fiscal year, which amount was actually paid in 2023.
(3)	All Other Compensation includes contributions to the named executive officer’s 401(k) Plan, and a yearly automobile allowance.
(4)	Represents bonus for the 2023 fiscal year, which amount was actually paid in 2024.
(5)	Represents bonus for the 2023 fiscal year, which amount was actually paid in 2024. For the 2023 fiscal year, Mr. Gadot received in 2024 $149,188.50 of a possible maximum of $298,377, and a bonus in the form of 79,567 stock options.
(6)	All Other Compensation includes contributions or payments to the named executive officer’s convalescence pay, pension fund, work disability insurance, severance fund, education fund, and social security, and yearly automobile allowance.
(7)	Juan Diaz-Cartelle commenced employment on December 1, 2023.
(8)	All Other Compensation includes contributions or payments to the named executive officer’s convalescence pay, pension fund, work disability insurance, severance fund, education fund, and social security.
(9)	Includes the value of certain performance-based options granted and vested to the executive in 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the end of the fiscal year ended December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market value of Shares of Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Harel Gadot	77,846	-	$4.20	1/01/2025	-	-	-	-
	120,847	-	15.75	9/14/2027	-	-	-	-
	166,666	-	9.64	2/25/2030	-	-	-	-
	190,000	-	8.48	02/01/2031	-	-	-	-
	92,500	7,500	6.48	01/26/2032	-	-	-	-
	112,000	48,000	3.73	12/21/2032	-	-	-	-
	38,000	42,000	2.43	08/01/2033	-	-	-	-
	80,000	-	1.2684	02/22/2034
	26,000	54,000	1.2684	02/22/2034
	79,567	-	1.25	02/26/2034
	12,000	4,000	1.25	02/26/2034

Simon Sharon	10,000	-	9.00	08/13/2028	-	-	-	-
	14,170	-	5.95	08/12/2029	-	-	-	-
	23,125	1,875	6.48	01/26/2032	-	-	-	-
	21,875	13,125	3.48	12/21/2032	-	-	-	-
	8,312	9,188	2.43	08/01/2033	-	-	-	-
	17,500	-	1.2684	02/22/2034
	5,687	11,813	1.2684	02/22/2034
	8,750	-	1.25	02/26/2034

Rachel Vaknin	18,500	1,500	6.48	01/26/2032	-	-	-	-
	7,750	2,250	4.80	07/18/2032	-	-	-	-
	9,100	3,900	3.73	12/21/2032	-	-	-	-
	8,312	9,188	2.43	08/01/2033	-	-	-	-
	17,500	-	1.2684	02/22/2034
	5,687	11,813	1.2684	02/22/2034
	4,375	2,625	1.25	02/26/2034

Juan Diaz-Cartelle	10,000	15,000	1.29	01/12/2033	-	-	-	-
	5,687	11,813	1.2684	02/22/2034	-	-	-	-
	10,500	2,625	1.25	02/26/2034

Executive Employment Agreements

Harel Gadot Employment Agreement

The Company entered into an employment agreement (the “Gadot Agreement”) with Harel Gadot on November 28, 2016, as amended most recently on January 26, 2022, to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer, on an indefinite basis subject to the termination provisions described in the Agreement. The salary is reviewed on an annual basis by the Compensation Committee of the Company to determine potential increases taking into account such performance metrics and criteria as established by Mr. Gadot and the Company. For the fiscal year ending December 31, 2025, Mr. Gadot’s annual salary is $556,972.

Effective as of January 26, 2022, Mr. Gadot shall also be entitled to receive a target annual cash bonus of up to a maximum amount of 75% of base salary, which maximum amount of $397,837 was paid in 2025 for the 2024 fiscal year. For the 2023 fiscal year, Mr. Gadot received in 2024 $149,188.50 of a possible maximum of $298,377, and a bonus in the form of 79,567 stock options. In January 2025, the Compensation Committee authorized the payment to Mr. Gadot of a special bonus in the amount of approximately $150,000.

Mr. Gadot shall be further entitled to a monthly automobile allowance and tax gross up on such allowance of $1,150. Upon execution of the Gadot Agreement, he was granted options to purchase shares of common stock of the Company representing 5% of the issued and outstanding shares of the Company. Since then, the Compensation Committee of the Board of Directors considers the granting to Mr. Gadot of additional compensatory options on an annual basis. In February 2024, the Company granted Mr. Gadot an aggregate of 240,000 options (exclusive of the bonus options described above), of which 80,000 were performance-based options and of which 12,000 vested in accordance with their terms as of February 5, 2025.

In the event Mr. Gadot’s employment is terminated as a result of death, Mr. Gadot’s estate would be entitled to receive any earned annual salary, bonus, reimbursement of business expenses and accrued vacation, if any, that is unpaid up to the date of Mr. Gadot’s death.

In the event Mr. Gadot’s employment is terminated as a result of disability, Mr. Gadot would be entitled to receive any earned annual salary, bonus, reimbursement of business expenses and accrued vacation, if any, incurred up to the date of termination.

In the event Mr. Gadot’s employment is terminated by the Company for cause, Mr. Gadot would be entitled to receive any compensation then due and payable incurred up to the date of termination.

In the event Mr. Gadot’s employment is terminated by the Company without cause, he would be entitled to receive (i) any earned annual salary; (ii) 12 months’ pay and full benefits, (iii) a pro rata bonus equal to the maximum target bonus for that calendar year; (iv) the dollar value of unused and accrued vacation days; and (v) applicable premiums (inclusive of premiums for Mr. Gadot’s dependents) pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for twelve (12) months from the date of termination for any benefits plan sponsored by the Company. In addition, 100% of any unvested portion of his stock options shall immediately vest and become exercisable.

The agreement contains customary non-competition and non-solicitation provisions pursuant to which Mr. Gadot agrees not to compete and solicit with the Company. Mr. Gadot also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Rachel Vaknin Employment Agreement

The Company entered into an employment agreement, dated November 22, 2021, amended as of May 15, 2023 and February 5, 2025 (as amended, the “Vaknin Agreement”), with Ms. Vaknin, to serve as the Company’s Chief Financial Officer, on an indefinite basis subject to the termination provisions described in the Vaknin Agreement. The salary is reviewed on an annual basis by the Compensation Committee of the Company to determine potential increases taking into account such performance metrics and criteria as established by the Company. For the fiscal year ending December 31, 2025, Ms. Vaknin’s annual salary is 720,000 NIS.

Ms. Vaknin shall also be entitled to receive a target annual cash bonus, based on certain milestones, of up to a maximum amount of 35% (increased from 25% in February 2024) of her annual salary. For the 2024 fiscal year, Ms. Vaknin received a cash bonus of 210,000 NIS (approximately $58,000).

Ms. Vaknin shall be further entitled to a monthly automobile allowance not to exceed NIS 1,000 per month plus expenses and applicable taxes, and originally was granted options to purchase 20,000 shares of common stock of the Company based on vesting and other terms set forth in the Vaknin Agreement. Since then, the Compensation Committee of the Board of Directors considers the granting to Ms. Vaknin of additional compensatory options on an annual basis. In February 2024, the Company granted Ms. Vaknin an aggregate of 52,500 options, of which 17,500 were performance-based options and of which 4,375 vested in accordance with their terms as of February 5, 2025.

Pursuant to the Vaknin Agreement, the Company shall pay an amount equal to 8.33% of Ms. Vaknin’s salary to be allocated for severance pay, 6.5% of Ms. Vaknin’s salary to be allocated for pension savings and 7.5% to be allocated to an educational fund. The Company may have additional payment obligations for disability insurance as specified in the Vaknin Agreement.

Either the Company or Ms. Vaknin may terminate the Vaknin Agreement at its discretion at any time by providing the other party with two months prior written notice of termination (the “Advance Notice Period”).

The Company may terminate the Vaknin Agreement “For Cause” (as defined in the Vaknin Agreement) at any time by written notice without the Advance Notice Period.

The Vaknin Agreement contains customary non-competition and non-solicit provisions pursuant to which Ms. Vaknin agrees not to compete and solicit with the Company. Ms. Vaknin also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Simon Sharon Employment Agreement

The Company entered into an employment agreement, dated as of March 31, 2018 and amended pursuant to a First Amendment to Employment Agreement dated as of April 19, 2021, as further amended as of May 15, 2023 and on February 5, 2025 (as so amended, the “Sharon Agreement”), with Mr. Sharon, to serve as the Company’s Chief Technology Officer and the General Manager of Microbot Israel, on an indefinite basis subject to the termination provisions described in the Sharon Agreement.

The salary is reviewed on an annual basis by the Compensation Committee of the Company to determine potential increases taking into account such performance metrics and criteria as established by the Company.

Pursuant to the terms of the Sharon Agreement, for the fiscal year ending December 31, 2025, Mr. Sharon’s annual salary is 960,000.

Mr. Sharon shall also be entitled to receive a target annual cash bonus, based on certain milestones, of up to a maximum amount of 35% of him annual salary. For the 2024 fiscal year, Mr. Sharon received a cash bonus of approximately $85,000.

Mr. Sharon shall be further entitled to a monthly automobile allowance plus a tax gross up to cover taxes relating to the grant of such motor vehicle, and pursuant to the Sharon Agreement was initially granted options in 2018 to purchase 150,000 shares (pre-stock split) of common stock of the Company. Since then, the Compensation Committee of the Board of Directors considers the granting to Mr. Sharon of additional compensatory options on an annual basis. In February 2024, the Company granted Mr. Sharon an aggregate of 52,500 options, of which 17,500 were performance-based options and of which 8,750 vested in accordance with their terms as of February 5, 2025.

Pursuant to the Sharon Agreement, the Company pays to (unless agreed otherwise by the parties) an insurance company or a pension fund, for Mr. Sharon, an amount equal to 8.33% of the base salary and overtime payments, which shall be allocated to a fund for severance pay, and an additional amount equal to 6.5% of the base salary and overtime payments, which shall be allocated to a provident fund or pension plan. The Company also pays an additional sum for disability insurance to insure Mr. Sharon for up to 75% of base salary and overtime payments, and 7.5% of each monthly payment to be allocated to an educational fund.

Either the Company or Mr. Sharon may terminate the Sharon Agreement without cause (as defined in the Sharon Agreement) by providing the other party with ninety days prior written notice.

The Company may terminate the Sharon Agreement for cause at any time by written notice without any advance notice.

The Sharon Agreement contains customary non-competition and non-solicit provisions pursuant to which Mr. Sharon agrees not to compete and solicit with the Company. Mr. Sharon also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Juan Diaz-Cartelle Employment Agreement

We entered into an employment agreement, effective as of December 1, 2023 and as amended on February 5, 2025 (as so amended, the “Diaz-Cartelle Agreement”), with Dr. Diaz-Cartelle, to serve as Chief Medical Officer on an indefinite basis subject to the termination provisions described in the Diaz-Cartelle Agreement. Pursuant to the terms of the Agreement, Dr. Diaz-Cartelle shall receive an annual base salary, which shall be reviewed on an annual basis by the Company’s Compensation Committee, which may provide for increases as it may determine, taking into account such performance metrics and criteria of Dr. Diaz-Cartelle and the Company in its sole discretion. Pursuant to the terms of the Diaz-Cartelle Agreement, for the fiscal year ending December 31, 2025, Dr. Diaz-Cartelle’s annual salary is $367,500.

Dr. Diaz-Cartelle shall also be entitled to receive a target annual cash bonus, based on corporate performance factors established and assessed by the Compensation Committee, of up to a maximum amount of 35% (up from 30%) of his annual base salary, provided that he is employed by the Company as of December 31st of the year to which the Target Bonus relates in order to receive the Target Bonus. For the 2024 fiscal year, Dr. Diaz-Cartelle’s received a cash bonus of approximately $105,000.

Dr. Diaz-Cartelle was granted 10-year options to purchase 25,000 shares of common stock of the Company pursuant to the Company’s 2020 Omnibus Performance Award Plan, as amended, having an exercise price per share based on the closing price of the Company’s common stock on the date of grant, and which vests in total over three years. He shall also be entitled to receive additional incentive equity awards on an annual basis at the discretion of the Compensation Committee, and in February 2024, the Company granted Mr. Diaz-Cartelle an aggregate of 35,000 options, of which 17,500 were performance-based options and of which 10,500 vested in accordance with their terms as of February 5, 2025.

Subject to the terms and conditions of the Agreement, either the Company or Dr. Diaz-Cartelle shall have the right to earlier terminate Dr. Diaz-Cartelle’s employment at any time for any reason or no reason upon at least one month prior written notice.

The Company may terminate the Agreement for “Cause” (as defined in the Diaz-Cartelle Agreement) at any time by written notice, subject to Dr. Diaz-Cartelle’s right to cure as provided in the Diaz-Cartelle Agreement. Upon Dr. Diaz-Cartelle’s termination of employment for Cause, or if Dr. Diaz-Cartelle shall terminate without Good Reason (as defined below), Dr. Diaz-Cartelle shall forfeit the right to receive any and all further payments under the Diaz-Cartelle Agreement, other than the right to receive any compensation then due and payable to him through to the date of termination.

Dr. Diaz-Cartelle may terminate the Agreement with “Good Reason” (as defined in the Diaz-Cartelle Agreement) at any time by written notice, subject to the Company’s right to cure as provided in the Diaz-Cartelle Agreement. In the event of the termination of Dr. Diaz-Cartelle’s employment by the Company without Cause or upon Dr. Diaz-Cartelle’s voluntary termination of his employment for Good Reason, (i) all amounts of base salary accrued but unpaid as of the termination date shall be paid by the Company within thirty days following the date of termination, (ii) an amount equal to the base salary on the date of termination for a period of one month (in the event such termination is on or prior to the one year anniversary of the Diaz-Cartelle Agreement) or two months (in the event such termination is subsequent to the one year anniversary of the Diaz-Cartelle Agreement) shall be paid by the Company in twelve equal monthly installments, (iii) the dollar value of unused and accrued vacation days shall be paid by the Company; and (iv) applicable premiums (inclusive of premiums for his dependents) shall be paid by the Company pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for twelve months from the date of termination for any benefits plan sponsored by the Company.

The Company may terminate the Diaz-Cartelle Agreement as a result of any mental or physical disability or illness which results in (i) Dr. Diaz-Cartelle being unable to substantially perform his duties for a continuous period of 150 days or for periods aggregating 180 days within any period of 365 days or (ii) Dr. Diaz-Cartelle being subject to a permanent or indefinite inability to perform essential functions based on the reasonable opinion of a qualified medical provider chosen in good faith by the Company. Termination will be effective on the date designated by the Company, and Dr. Diaz-Cartelle will be paid any unpaid earned base salary, earned target bonus (if any), reimbursement of business expenses and accrued vacation, if any, and benefits through the date of termination.

The Diaz-Cartelle Agreement contains customary non-competition and non-solicit provisions pursuant to which Dr. Diaz-Cartelle agrees not to compete and solicit with the Company. Dr. Diaz-Cartelle also agreed to customary terms regarding non-disparagement, confidentiality and ownership of intellectual property.

Indemnification Agreements

The Company generally enters into indemnification agreements with each of its directors and executive officers. Pursuant to the indemnification agreements, the Company has agreed to indemnify and hold harmless these current and former directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he is made or threatened to be made a party or participant by reason of his service as a current or former director, officer, employee or agent of the Company, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to the Company’s obligation to indemnify the directors and officers, and, with certain exceptions, with respect to proceedings that he initiates.

Limits on Liability and Indemnification

We provide directors and officers insurance for our current directors and officers.

Our certificate of incorporation eliminate the personal liability of our directors to the fullest extent permitted by law. The certificate of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to our directors, officers, and controlling persons under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Director Compensation

The Company has an amended compensation package for the non-management members of its Board, pursuant to which each such Board member would receive for his or her services $35,000 per annum. Furthermore, each member of the Audit Committee of the Board receives an additional $10,000 per annum ($20,000 if Chairman), each member of the Compensation Committee of the Board receives an additional $7,500 per annum ($15,000 if Chairman) and each member of the Corporate Governance and Nominating Committee of the Board receives an additional $5,000 per annum ($10,000 if Chairman). Board members are also entitled to receive equity awards. Upon joining the Board, a member would receive an initial grant of stock options with an additional grant of stock options each year thereafter. The Company had recently amended the director’s compensation package to remove the requirement that the option grants be based on a specific dollar value of $95,000 (or $190,000 for new directors) as a result of the decrease in value of the Company’s stock price and the corresponding increase in the number of options the directors would have each received. Instead, the number of options shall be determined by the Compensation Committee or the Board based on, among other factors, a market competitive percentage of the Corporation’s issued and outstanding shares of common stock from time to time. For the 2024 fiscal year, in January 2025 the independent members of the Board were each granted 10,000 options with Mr. Wilson, as a newly elected director, being granted an additional 10,000 options. Additionally, as a result of the Company’s May 2023 cost reduction plan, the independent members of the Board agreed to a suspension of their quarterly director fees, with reinstatement of such fees effective as of January 1, 2024.

The following table summarizes cash and equity-based compensation information for our outside directors, for the year ended December 31, 2024:

Name	Fees earned or paid in cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Yoseph Bornstein (2)	$39,375	-	$66,891	-	-	-	$106,266
Scott Burell	$45,000	-	$66,891	-	-	-	$111,891
Martin Madden	$45,000	-	$66,891	-	-	-	$111,891
Prattipati Laxminarain	$33,750	-	$66,891	-	-	-	$100,641
Aileen Stockburger	$31,875	-	$66,891	-	-	-	$98,766
Tal Wenderow	$30,000	-	$66,891	-	-	-	$96,891
David J. Wilson (3)	-	-	-	-	-		-

(1)	Amounts shown do not reflect cash compensation actually received by the director. Instead, the amounts shown are the non-cash aggregate grant date fair values of stock option awards made during the period presented as determined pursuant to U.S. GAAP. The assumptions used to calculate the fair value of stock option awards are described in Note 10 to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)	Mr. Bornstein’s term as a director expired in December 2024.
(3)	Mr. Wilson’s term as a director commenced in December 2024.

Mr. Gadot received compensation for his services to the Company as set forth under the summary compensation table above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our general counsel, who serves as our compliance officer. In addition, the Corporate Governance Committee is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our code of ethics and the Corporate Governance Committee charter are posted on the corporate governance section of our website at www.microbotmedical.com.

There have been no related party transactions or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Tax Fees

The Board, upon the recommendation of the Audit Committee, has selected the independent accounting firm of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, to audit the accounts of the Company for the year ending December 31, 2025.

The Audit Committee considered the tax compliance services provided by Brightman Almagor Zohar & Co. and Deloitte Israel & Co., concluded that provision of such services is compatible with maintaining the independence of the independent accountants, and approved the provision by Brightman Almagor Zohar & Co. of tax compliance services with respect to the year ending December 31, 2025.

The Audit Committee received the following information concerning the fees of the independent accountants for the years ended December 31, 2024 and 2023, has considered whether the provision of these services is compatible with independence of the independent accountants, and concluded that it is:

	For the Years Ended December 31,
	2024	2023
Audit Fees (1)	$150,000	$140,000
Tax Fees	-	11,250
All Other Fees (2)	50,000	65,000

(1)	Audit fees represents fees for the audit of our annual consolidated financial statements and reviews of the interim consolidated financial statements, and review of audit-related SEC filings.
(2)	Includes fees related to issuing an Auditor consents and comfort letters, for Registration Statements on Forms S-1 and ATM filling.

Audit and tax fees include administrative overhead charges and reimbursement for out-of-pocket expenses.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent auditors. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent auditors in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the auditors’ independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements on behalf of the Board and selects an independent public accounting firm to perform these audits. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and establishing and maintaining adequate controls over public reporting. Our independent registered public accounting firm for fiscal 2025, Deloitte, had responsibility for conducting an audit of our annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee oversaw the independent public accounting firm’s qualifications and independence, as well as its performance. The Audit Committee assisted the Board in overseeing the preparation of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the performance of the Company’s internal audit function. The Audit Committee met with personnel of the Company and Deloitte to review the scope and the results of the annual audit, the amount of audit fees, the Company’s internal accounting controls, the Company’s financial statements contained in the Company’s Annual Report to Shareholders and other related matters.

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2021 audited by Deloitte, as well as management’s report on internal control over financial reporting, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework. The Audit Committee has discussed with Deloitte various matters related to the financial statements, including those matters required to be discussed by SAS 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee has also discussed with Deloitte its report on internal control over financial reporting, has received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (Rule 3526), and has discussed with Deloitte its independence.

Based upon such review and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved the recommendation, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024 for filing with the SEC.

AUDIT COMMITTEE
Scott Burell
Martin Madden
David Wilson

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

PROPOSAL 1: NOMINEES FOR ELECTION OF CLASS I DIRECTORS

The number of directors is currently fixed at seven. Both our restated certificate of incorporation, as amended to date, and our amended and restated by-laws provide for the classification of the Board into three classes (Class I, Class II and Class III), as nearly equal in number as possible, with the term of office of one class expiring each year.

Unless otherwise instructed, the enclosed proxy will be voted to elect the nominees named below as Class I directors for a term of three years expiring at the 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All three Class I director nominees have been recommended by the Corporate Governance Committee because of their past experience serving on the Company’s Board, the breadth of their business expertise, sound judgment, and demonstrated leadership, among other things. Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is expected that the nominees will be able to serve, but if any are unable to serve, the proxy will be voted for a substitute nominee or nominees designated by the Board.

The Corporate Governance Committee has recommended and the Board has nominated Harel Gadot, Martin Madden, and Tal Wenderow for election as the Company’s Class I directors to serve as Class I Directors until the 2028 Annual Meeting of Shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE THREE NOMINEES DESCRIBED ABOVE.

PROPOSAL 2: THE APPROVAL OF A NON-BINDING ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

“Say on Pay” Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers as disclosed in this Proxy Statement. The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers generally, as described in this Proxy Statement. Shareholders are urged to read carefully the information in the “Executive Compensation” section of this Proxy Statement before casting their vote. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “named executive officers”: Harel Gadot, Rachel Vaknin, Simon Sharon and Juan Diaz-Cartelle.

The Board has decided that it is a matter of good corporate governance to hold the advisory vote on compensation once every one year until the next advisory vote on frequency occurs. An advisory vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. Accordingly, unless the Board modifies its policy on the frequency of future votes, we expect to have our next advisory vote on compensation at our 2026 meeting.

The Board believes that this advisory vote is an important means of obtaining feedback from our shareholders about executive compensation, which is set by the Compensation Committee and the independent directors and is designed to link pay with performance. Although this vote is non-binding, our Board and Compensation Committee value the opinions of our shareholders and will consider the outcome of this vote when making future compensation decisions affecting our executive officers.

Our Compensation Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our named executive officers, who are critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2025 compensation of the named executive officers.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the Shareholders approve the compensation of the named executive officers of Microbot Medical Inc., as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the named executive officers, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

PROPOSAL 3: THE APPROVAL OF A NON-BINDING ADVISORY RESOLTUION REGARDING THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES RELATED TO FUTURE NAMED EXECUTIVE OFFICER COMPENSATION

In addition to seeking our Shareholders’ advisory vote on the compensation of our named executive officers, we are asking our Shareholders to express a preference as to how frequently future advisory votes on executive compensation should take place. Although the frequency vote is non-binding, the Compensation Committee and the Board appreciate receiving Shareholder input and will review the results of the vote. The Shareholder vote under this proposal is not to approve the Board’s recommendation but is instead a direct advisory vote on the particular frequency at which each Shareholder would like future advisory votes on executive officer compensation to be conducted. You may cast your vote on your preferred voting frequency by choosing the option of every “1 YEAR,” “2 YEARS,” or “3 YEARS,” or you may abstain from voting on this Proposal 3.

After careful consideration of this proposal, and after previous stockholder voting results that favored the advisory vote on an annual basis, our Board has determined that an advisory vote on executive compensation that occurs annually, meaning every “1 YEAR,” would be the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

The Board believes that annual votes provide assurance that the Board and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Directors’ Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS SELECT EVERY “1 YEAR” ON THE PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 4: TO AUTHORIZE, THE ISSUANCE OF SERIES I PREFERRED INVESTMENT OPTIONS AND PLACEMENT AGENT OPTIONS, AND SHARES OF OUR COMMON STOCK UNDERLYING SUCH OPTIONS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON FEBRUARY 11, 2025, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D) AND SATISFYING OUR OBLIGATIONS TO THE HOLDERS OF SUCH OPTIONS

On February 9, 2025, we entered into a securities purchase agreement with investors (the “Securities Purchase Agreement”), pursuant to which we agreed to issue and sell, in a registered direct offering priced at-the-market under the rules of The Nasdaq Stock Market, an aggregate of 6,103,289 shares of our common stock at an offering price of $2.13 per share. In a concurrent private placement, we agreed to issue to the same investors Series I preferred investment options to purchase up to 12,206,578 shares of our common stock at an exercise price of $2.13 per share. Each series I preferred investment option was exercisable commencing on or after the later of (i) the date on which the amendment to the Company’s articles of incorporation that increases the number of authorized shares of common stock to an amount of shares of common stock sufficient for the exercise in full of the Series I preferred investment options is filed and accepted with the State of Delaware law (such date, the “Authorized Share Increase Date”) and (ii) the date on which approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the issuance of all the series I preferred investment options and the shares of common stock issuable upon the exercise thereof, is received and deemed effective under Delaware (the “Stockholder Approval Date”) and will expire two years from the initial exercise date. The offerings closed on January 11, 2025, and we raised approximately $11.8 million in aggregate gross proceeds from such offerings, after deducting placement agent fees and expenses and related offering expenses. We also issued at closing to the placement agent or its designees, options to purchase 305,164 shares of our common stock, which are exercisable on or after the later of (i) the Authorized Share Increase Date and (ii) the Stockholder Approval Date, will expire two years from the initial exercise date (but no later than February 9, 2030), and have an exercise price of $2.6625 per share (the “Placement Agent Options” and, with the Series I preferred investment options, the “Options”).

The Company had previously asked stockholders to vote on this proposals at a special meeting of stockholders scheduled for April 11, 2025, but the Company was not able to obtain a quorum to hold the special meeting, so, accordingly, we are again seeking stockholder approval of the issuance in accordance with the terms and conditions of the Securities Purchase Agreement and Nasdaq Rule 5635(d), of 20% or more of our outstanding shares of common stock including the issuance of the Series I preferred investment options and the Placement Agent Options, and subject to the terms of the applicable Options, any resulting issuance of the shares of common stock underlying the Options inclusive of the adjustment provisions of the Options.

The following summary of certain terms and provisions of the Series I preferred investment options and the Placement Agent Options, as applicable, is not complete and is subject to and qualified in its entirety by the provisions of the forms of Series I preferred investment option and Placement Agent Option, which were filed as exhibits to the Company’s Form 8-K filed with the SEC on February 11, 2025.

Exercise. The Series I preferred investment options are exercisable at any time after the Authorized Share Increase Date and the Stockholder Approval Date, and will expire two years from the initial exercise date. The Placement Agent Options are exercisable at any time after the Authorized Share Increase Date and the Stockholder Approval Date, and will expire two years from the initial exercise date (but no later than February 9, 2030). Each of the Options will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of common stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below).

Cashless Exercise. If a registration statement registering the issuance of the shares of common stock underlying the Options under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Options through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Options, as applicable.

Stock Splits; Adjustments. The exercise price and share number of the Options will be subject to proportional adjustments upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Fractional Shares. No fractional shares of common stock will be issued in connection with the exercise of an Option. In lieu of fractional shares, we will pay the holder, at our election, an amount in cash equal to the fractional amount multiplied by the exercise price, or round up to the next whole share.

Exercise Limitation. A holder will not have the right to exercise any portion of the Options if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Options. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

Exercise Price. The exercise price of each Series I preferred investment option is $2.13 per share, and of each Placement Agent Option is $2.6625 per share.

Stockholder Approval. Pursuant to the terms and conditions of the Securities Purchase Agreement and under Nasdaq listing rules, the Options may not be exercised unless and until we obtain the approval of our stockholders. There is no guarantee that approval of this Proposal will ever be obtained. If we are unable to obtain approval of this Proposal, the Options may not be exercised and will have substantially less value. If the Company does not obtain approval of this Proposal at the Annual Meeting, the Company shall call a meeting every ninety days thereafter to seek such approval until the earlier of the date on which approval of both this Proposal and Proposal 5 are obtained or the Series I preferred investment option are no longer outstanding or, in the case of the Placement Agent Options two years from the initial exercise date (but no later than February 9, 2030). As a result, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain such approvals.

Transferability. Subject to applicable laws, the Options may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. We do not intend to apply for the listing of the Options on any stock exchange. Without an active trading market, the liquidity of the Options will be limited.

Rights as a Stockholder. Except as otherwise provided in the Options or by virtue of such holder’s ownership of our shares of common stock, the holder of an Option does not have the rights or privileges of a holder of our shares of common stock, including any voting rights, until the holder exercises the Option.

Registration Rights Agreement. The holders of the Options were granted certain customary registration rights.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Options, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Options will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction.

Governing Law. The Options are governed by New York law.

Purpose of this Proposal

The stockholder approval requirement for issuances of the Series I preferred investment options and the Placement Agent Options, and the shares of common stock underlying such Options, was incorporated into the Securities Purchase Agreement and Options in order to comply with Nasdaq Listing Rule 5635(d)(2).

Since the issuance of the Series I preferred investment options and the Placement Agent Options was a private placement instead of a public offering, and since the total number of shares underlying the Options and the potential issuance of the shares underlying the Options, is deemed a “20% Issuance,” the Company is required to obtain the approval of its stockholders in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d) and satisfy our closing obligations with the holders of the Series I preferred investment options. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d) and satisfy our closing obligations with the holders of the Series I preferred investment options, and permit the holders to exercise the Options, the stockholders of the Company need to approve the issuance of the Options and the shares of common stock underlying the Options issuable upon exercise of the Options together with the additional shares of our Common Stock that may become issuable upon adjustments provided for under the Options and the provisions of the Options indicated above. Until the Company obtains approval for this Proposal in order to comply with Nasdaq Listing Rule 5635(d) and satisfy our closing obligations with the holders of the Series I preferred investment options, the Options are not exercisable.

Moreover, if this Proposal does not pass, we will be required to seek approval again from stockholders at future special or annual meetings every ninety days until passed, and the value of the Options will continue to be impaired.

Potential Adverse Effects of the Approval of this Proposal

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Options. Assuming the full exercise of the Series I preferred investment options at the $2.13 per share exercise price and the Placement Agent Options at the $2.6625 per share exercise price, we may issue an aggregate of up to 12,511,742 shares of common stock, and the percentage ownership interest of our existing stockholders would be correspondingly reduced. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The sale into the public market of these shares could materially and adversely affect the market price of our common stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transactions described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If this Proposal is not approved by the stockholders, the Options would not be exercisable and all obligations to facilitate the issuances of Options and the shares of our common stock underlying the Options would remain in effect and may result in obligations to which the Company may not have the resources to satisfy. Furthermore, the Company’s satisfaction of any such potential obligations could materially impair the Company’s working capital. The inability to exercise the Options into common stock may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks impairing the operations, assets and ongoing viability of the Company.

If the Company does not obtain approval of this Proposal at the Annual Meeting, the Company shall call a meeting every ninety days thereafter to seek such approval until the earlier of the date on which approval of both this Proposal and Proposal 5 are obtained or the Series I preferred investment option are no longer outstanding or, in the case of the Placement Agent Options two years from the initial exercise date (but no later than February 9, 2030). As a result, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain such approvals.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

Approval of this Proposal requires the affirmative vote of the majority of the votes cast on this Proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, THE ISSUANCE OF OPTIONS AND SHARES OF OUR COMMON STOCK UNDERLYING THE OPTIONS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON FEBRUARY 11, 2025, BECAUSE THE TERMS OF THE SECURITIES REQUIRE US TO SEEK SUCH STOCKHOLDER APPROVAL AND FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D). APPROVAL BY STOCKHOLDERS OF THIS PROPOSAL IS NOT CONDITIONED UPON APPROVAL OF PROPOSAL 5; CONVERSELY, APPROVAL BY STOCKHOLDERS OF PROPOSAL 5 IS NOT CONDITIONED UPON APPROVAL OF THIS PROPOSAL.

PROPOSAL 5: AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Background

The Certificate of Incorporation currently authorizes the issuance of a total of 61,000,000 shares of capital stock. Of such shares, 60,000,000 are designated as common stock and 1,000,000 are designated as undesignated preferred stock. As of the Record Date, there were 34,744,476 shares of common stock issued and outstanding, and no shares of preferred stock issued or outstanding. Our Board of Directors may establish the rights and preferences of the undesignated preferred stock from time to time.

In addition to the 34,744,476 shares of common stock outstanding, as of the Record Date, the Company had reserved for issuance:

●	3,022,145 shares of our common stock issuable upon the exercise of outstanding stock options granted to employees, directors and consultants, with exercise prices ranging from approximately $0.005 to $15.75 and having a weighted-average exercise price of $4.18 per share;
●	156,585 shares of our common stock reserved for future grant under our 2017 Equity Incentive Plan; and
●	127,217 shares of our common stock reserved for future grant under our 2020 Omnibus Performance Award Plan.
●	51,125 shares of our common stock issuable upon the exercise of outstanding warrants expiring in October 2027, at an exercise price per share of $6.1125;
●	32,778 shares of our common stock issuable upon the exercise of outstanding warrants expiring in November 2026, at an exercise price per share of $2.75;
●	60,476 shares of our common stock issuable upon the exercise of outstanding warrants expiring in November 2026, at an exercise price per share of $2.75;
●	35,088 shares of our common stock issuable upon the exercise of outstanding warrants expiring in November 2026, at an exercise price per share of $2.6719;
●	1,075,165 shares of our common stock issuable upon the exercise of outstanding series E preferred investment options expiring in July 2029, at an exercise price per share of $1.50;
●	3,133,338 shares of our common stock issuable upon the exercise of outstanding series F preferred investment options expiring in June 2026, at an exercise price per share of $1.50;
●	8,000,002 shares of our common stock issuable upon the exercise of outstanding series G preferred investment options expiring in January 2027, at an exercise price per share of $1.75;
●	7,577,100 shares of our common stock issuable upon the exercise of outstanding series H preferred investment options expiring in January 2027, at an exercise price per share of $2.10;
●	12,206,578 shares of our common stock issuable upon the exercise of outstanding series I preferred investment options, expiring two years after the later of (i) the Authorized Share Increase Date and (ii) the Stockholder Approval Date, at an exercise price per share of $2.13;
●	31,231 shares of our common stock issuable upon the exercise of outstanding warrants expiring in June 2028, at an exercise price per share of $4.0625;
●	84,284 shares of our common stock issuable upon the exercise of outstanding placement agent preferred investment options expiring in July 2029, at an exercise price per share of $2.025;
●	78,333 shares of our common stock issuable upon the exercise of outstanding placement agent preferred investment options expiring in June 2026, at an exercise price per share of $1.875;
●	200,000 shares of our common stock issuable upon the exercise of outstanding placement agent preferred investment options expiring in January 2027, at an exercise price per share of $2.1875;
●	189,428 shares of our common stock issuable upon the exercise of outstanding placement agent preferred investment options expiring in January 2027, at an exercise price of $2.8375;
●	305,164 shares of our common stock issuable upon the exercise of placement agent preferred investment options, expiring two years after the later of (i) the Authorized Share Increase Date and (ii) the Stockholder Approval Date, at an exercise price per share of $2.6625; and
●	30,526 shares of our common stock issuable upon the exercise of placement agent preferred investment options, expiring in July 2030, at an exercise price per share of $1.875.

As of the Record Date, the aggregate number of outstanding and reserved shares of common stock is 58,629,225, leaving only 1,370,775 shares of common stock available for future issuances. In addition, if stockholders approve Proposal 4 and this Proposal, we would need 11,140,967 shares in excess of our current authorized shares of 60,000,000 in order to issue all of the shares underlying the Options. Additionally, future issuances may include issuances of securities in order to raise capital, the payment of consideration for acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated.

Potential Effects of Approval of this Proposal

The Company is proposing to increase the number of authorized shares authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares, with a corresponding increase in the total authorized shares from 61,000,000 to 121,000,000. The increase of authorized Common Stock proposed would allow the Company to complete the Company’s obligation to issue the Options and the shares underlying the Options and have sufficient additional shares of Common Stock available for future uses, although no such future uses are specifically contemplated at this time. The Company believes that such increase is in the best interests of the Company and its stockholders, as it would provide the Company with flexibility and alternatives in structuring future transactions.

This amendment would not change any of the rights, restrictions, terms or provisions relating to the common stock or the undesignated preferred stock. Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide stockholders with any such right. Additionally, holders of common stock do not have any preemptive rights with respect to the issuance of common stock.

Future issuances of common stock could affect stockholders. Any future issuance of common stock, other than on a pro-rata basis to then-existing stockholders, would dilute the percentage ownership and voting interest of the then current stockholders.

If this Proposal is approved, regardless of whether the other proposals presented in the proxy statement are approved, the Company will file an amendment to the Certificate of Incorporation to increase the number of authorized shares to 121,000,000 and of common stock to 120,000,000, a copy of which amendment is attached hereto as Exhibit A, unless the Board of Directors determines otherwise.

Potential Effects of Non-Approval of this Proposal

If this Proposal is not approved by the stockholders, the Options would not be exercisable and all obligations to facilitate the issuances of Options and the shares of our common stock underlying the Options would remain in effect and may result in obligations to which the Company may not have the resources to satisfy. Furthermore, the Company’s satisfaction of any such potential obligations could materially impair the Company’s working capital. The inability to exercise the Options into common stock may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks impairing the operations, assets and ongoing viability of the Company.

In addition, if the Company does not obtain approval of this Proposal at the Annual Meeting, the Company shall call a meeting every ninety days thereafter to seek such approval until the earlier of the date on which approval of both Proposal 4 and this Proposal are obtained or the Series I preferred investment option are no longer outstanding or, in the case of the Placement Agent Options two years from the initial exercise date (but no later than February 9, 2030). As a result, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain such approvals.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

Approval of this Proposal requires the affirmative vote of the majority of the votes cast on this Proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE. APPROVAL BY STOCKHOLDERS OF THIS PROPOSAL IS NOT CONDITIONED UPON APPROVAL OF PROPOSAL 4; CONVERSELY, APPROVAL BY STOCKHOLDERS OF PROPOSAL 4 ARE NOT CONDITIONED UPON APPROVAL OF THIS PROPOSAL.

PROPOSAL 6: AN AMENDMENT TO THE MICROBOT MEDICAL INC. 2020 OMNIBUS PERFORMANCE AWARD PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 2,591,019 SHARES

We are asking you to approve an amendment to the Company’s 2020 Omnibus Performance Award Plan, as amended, a copy of which is attached as Exhibit B hereto (the “Plan Amendment”), to increase the number of shares of common stock authorized for issuance by an additional 2,591,019 shares, from 2,620,652 to 5,211,671 shares. On April 14, 2025, the Board approved the Plan Amendment to the Company’s 2020 Omnibus Performance Award Plan to authorize an increase of up to 2,591,019 additional shares of common stock for issuance, and management determined that the increase for the Plan Amendment shall be set at 2,591,019, all subject to stockholder approval. In this proxy statement, we refer to the Company’s current 2020 Omnibus Performance Award Plan (including a sub-plan for Israeli residents), as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan.” We directed that the Amended Plan be submitted to our stockholders for their approval at the Annual Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve.

The purposes of the Amended Plan are to enable the Company to continue to recruit and retain highly qualified employees, directors and consultants; continue to provide them with an incentive for productivity; and continue to provide them with an opportunity to share in the growth and value of the Company. The Board believes that the Amended Plan and the increase in the number of shares available for grant thereunder are important to allow us to continue to attract, motivate, reward and retain the talent critical to achieving our business goals. As of March 25, 2025, we had approximately 127,217 shares of common stock that remained available for issuance under the Current Plan. If Proposal No. 6 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares reserved for issuance upon stockholder approval at the Annual Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. If the Plan Amendment is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.

The closing stock price of a share of the Company’s common stock as reported on the Nasdaq Stock Market on April 15, 2025, the Record Date, was $2.55.

History of the Current Plan

On July 17, 2020, the Board adopted and unanimously recommends that the stockholders of the Company approve the Current Plan, which was subsequently approved by the Company’s stockholders at its 2020 Annual Meeting of Stockholders. In 2023 and 2024, the Board approved amendments to authorize aggregate increases of 1,200,000 additional shares of common stock for issuance, to 2,620,652. The shareholders of the Company approved these amendment at the Company’s annual meetings of stockholders in 2023 and 2024.

The purpose of the Current Plan is to provide for the success and enhance the value of the Company by linking participants’ personal interests with those of the Company’s stockholders, and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom the success of the Company depends. The Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), cash incentives, performance shares and performance units (“Performance Shares” and “Performance Units”), singularly or in combination as determined by the Compensation Committee of the Board of Directors. The Plan became effective as of July 17, 2020 (the “Effective Date”) and will expire on the ten year anniversary of the Effective Date.

The Current Plan, as adopted, made 2,620,652 shares of our common stock available for issuance to eligible participants (the “Current Share Pool”). The maximum number of shares of common stock that presently may be issued under the Current Plan in connection with awards is 2,620,652. On April 14, 2025, the Board approved and adopted the Plan Amendment, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares reserved for issuance pursuant to the Current Plan by up to 2,591,019 shares, and management, upon consultation with the Board, determined that the increase for the Plan Amendment shall be set at such number, so the number of shares available under the Current Plan equals approximately 15% of the Company’s issued and outstanding shares. No specific awards are planned at this time based on such increase in authorized shares, but the number was determined by considering potential awards over the next 24 months, taking into account historical practices and the Company’s expected expansion as it continues its shift from a pure research and development company to a commercial-stage company.

Remaining Share Reserve

As of April 15, 2025, there were 34,744,476 shares of our common stock outstanding, and the Company has awarded grants of stock options of approximately 2,493,435 shares pursuant to the Current Plan with approximately 127,217 authorized shares remaining under the Current Plan. The increase of 2,591,019 authorized shares of common stock available for grant under the Amended Plan will result in additional potential dilution of our outstanding stock.

With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares associated with such awards will again become available for grant under the Amended Plan.

Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Current Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Summary of the Amended Plan

The following is a brief description of the Amended Plan. The full text of the Amended Plan is attached as Exhibit B to this Proxy Statement, and the following description is qualified in its entirety by reference to this Exhibit.

Administration of the Amended Plan

The Amended Plan will be administered by the Compensation Committee of the Board of Directors of the Company (which will consist exclusively of outside directors) and currently consists of Aileen Stockburger, David J. Wilson, and Martin Madden, or by such other committee consisting of not less than two non-employee directors appointed by the Board of Directors (the “Committee”).

Shares Subject to the Amended Plan

The Amended Plan authorizes the grant of awards relating to 5,211,671 shares of the Company’s common stock.

If any corporate transaction occurs which causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of shares of the Company’s Common Stock delivered, and the number and class and/or price of shares of the Company’s Common Stock subject to outstanding awards granted under the Amended Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants’ rights.

Eligibility and Participation

Employees eligible to participate in the Amended Plan include management and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board. Directors who are not employees (“Director Participants”) and Consultants to the Company also will be able to participate in the Amended Plan. As of the date of the 2025 Annual Meeting, it is anticipated that the approximate number of individuals who will be eligible to participate under the Amended Plan will be at least twenty.

Amendment and Termination of the Amended Plan

In no event may any award under the Amended Plan be granted on or after the tenth anniversary of the Effective Date. The Board may amend, modify or terminate the Amended Plan at any time; provided that no amendment requiring stockholder approval for the Amended Plan to continue to comply with Sections 409A or 422 of the Internal Revenue Code of 1986, as amended (the “Code”), shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

Sub-Plans for Foreign Participants

In order to comply with the laws, rules, regulations and/or taxes in countries other than the United States in which the Company operates or has employees, non-employee directors or consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to:

●	determine which affiliates shall be covered by the Amended Plan;

●	determine which individuals outside the United States are eligible to participate in the Amended Plan;

●	modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange;

●	establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations in the Amended Plan; and

●	take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.

As of the date of adoption of the Current Plan, a sub-plan was adopted for Israeli residents eligible for awards under the Amended Plan, which is attached as Appendix A to the Amended Plan.

Awards Under the Amended Plan

Stock Options. The Committee may grant incentive stock options (“ISOs”), non qualified stock options (“non ISOs”), or a combination thereof under the Amended Plan. As described below, there are certain tax advantages to employees who receive ISOs; however, certain restrictions also apply to such grants. First, ISOs can be granted only to employees (not to non-employee directors or consultants), and the Option exercise price for each such ISO shall be at least equal to 100% of the fair market value of a share of the Company’s Common Stock on the date the Option is granted (110% in the case of an individual who is a 10% owner of the Company). Second, an ISO may not be exercised later than 10 years after the date of grant (5 years in the case of 10% owners of the Company.) ISOs also may not be exercised later than 3 months (one year in the case of a termination of employment due to disability) after the optionholder’s termination of employment other than due to his or her death. Lastly, Common Stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of Common Stock (valued on the date of grant) first exercisable in any one calendar year. In other words, if under an ISO, the participant vests in the right to acquire more than $100,000 of shares of Common Stock in any one calendar year, the excess number of shares will not be deemed to have been acquired under an ISO.

Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant. Options granted under the Amended Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, all Options shall be forfeited.

The Option exercise price is payable in cash, in shares of the Company’s Common Stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing.

ISOs may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each stock option agreement shall specify the participant’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

For the Option to qualify for the exception to the restrictions imposed on non-qualified deferred compensation under Section 409A of the Code, the exercise price (per share of Common Stock) of any Option must at all times be no less than the fair market value of one share of the underlying Common Stock determined on the date the Option is granted.

Options may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Stock Appreciation Rights. SARs granted under the Amended Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the fair market value of a share of the Company’s Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the exercise price of the related Option. The term of any SAR granted under the Amended Plan shall be determined by the Committee, provided that the term of any tandem SAR which is linked to an ISO may not exceed ten (10) years.

Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related Option is exercisable. Tandem SARs granted in connection with an Option shall expire no later than the expiration of the Option, and may be exercised only when the fair market value of the shares subject to the Option exceeds the Option exercise price. Furthermore, the number of shares of the Company’s Common Stock that may be acquired under the related Option will be reduced, one for one, by the number of shares with respect to which the tandem SAR is exercised.

Upon the exercise of an SAR, a participant will receive the difference between the fair market value of a share of the Company’s Common Stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of the Company’s Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

SARs may only be transferred under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, all SARs shall be forfeited.

SARs may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Restricted Stock. Restricted Stock are shares of Common Stock transferred to a participant which are subject to forfeiture back to the Company in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” Restricted Stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee.

Participants holding Restricted Stock may not exercise full voting rights with respect to those shares during the restriction period and shall not be credited with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

All rights with respect to Restricted Stock shall be available only during a participant’s lifetime, and each Restricted Stock award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, prior to the end of the restriction period, all shares of Restricted Stock granted to such participant shall be forfeited.

The shares of Restricted Stock may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Restricted Stock Units. Each RSU represents a promise by the Company to deliver to the participant one share of Common Stock at a predetermined date in the future. RSUs are subject to forfeiture in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” RSUs may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on RSUs as it deems advisable.

All rights with respect to RSUs shall be available only during a participant’s lifetime, and each RSU award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, prior to the end of the restriction period, all RSUs granted to such participant shall be forfeited.

The RSUs may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Performance Shares and Performance Units. Performance Shares and Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Performance Shares and Performance Units are, respectively, similar to shares of Restricted Stock and RSUs except that certain individual, financial or other Company-related goals and targets must be met in order for the Performance Shares and Units to become non-forfeitable. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Shares/Units that will be paid to participants.

Participants shall receive payment of the value of Performance Shares or Performance Units earned in cash and/or shares of the Company’s Common Stock which have an aggregate fair market value equal to the value of the earned Performance Shares/Units after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Subject to the provisions of an applicable plan award, participants may be entitled to have dividends declared with respect to Performance Shares earned in connection with Performance Share/Unit grants earned but not yet distributed held in their performance accounts, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above.

The Performance Shares and Performance Units may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, prior to the date such awards become vested all Performance Shares and Performance Units granted to such participant shall be forfeited.

Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Cash Incentives. Cash Incentives may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Under the terms of a Cash Incentive grant, certain individual, financial or other Company-related goals and targets must be met in order for the Cash Incentives to become non-forfeitable and to determine the amount of the Cash Incentives to which the participant is entitled. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the value of Cash Incentives that will be paid to participants.

Participants shall receive payment of the Cash Incentives at the end of the applicable performance period. To the extent permitted by the Committee, prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate.

The Cash Incentives may be subject to time and other vesting requirements, such as the attainment of individual or Company-related performance goals and targets.

Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the Amended Plan, all unpaid Cash Incentives granted to such participant shall be forfeited.

Rights to Cash Incentives may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

Merger, Consolidation, Sale of Assets or Change in Control of the Company

As of the effective date of a merger, consolidation, sale of generally all of the assets or the change in control of the Company (and if the merger or consolidation agreement does not provide for the continuation of such awards or the substitution of new awards or any other treatment) (1) any Option or SAR outstanding shall become immediately exercisable and (2) any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired. Performance Shares or Performance Units payable after the date of such merger or consolidation shall be paid in cash as of the date they originally were to be paid unless, subject to the limitations imposed by Code Section 409A, the Company or its successor determines to pay such amounts as of an earlier date. Except as may be provided in a particular award, Performance Shares and Performance Units shall be pro-rated based on the attainment of the applicable performance goals at the target level if, as a result of the merger or consolidation, the value of such awards cannot be determined.

Revised Plan Benefits

As of March 25, 2025, approximately 2,493,435 shares subject to stock options and performance-based stock options have been granted under the Current Plan. Other than with respect to annual grants of stock options to our non-employee directors that will be made immediately following the date of the 2025 Annual Meeting, awards under the Current Plan are and the Revised Plan will be discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the Revised Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the Current Plan or the Revised Plan.

Federal Income Tax Consequences of Awards Under the Amended Plan

The Company has been advised by its counsel that under currently applicable provisions of the Code, the following federal income tax consequences may be expected by a participant (including a Director Participant) and by the Company in respect of the grant and exercise of awards under the Amended Plan.

Federal Income Tax Consequences – Options

Consequences to the Optionholder (Other than Director Participants or Consultants)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs under the Amended Plan. Similarly, the grant of non ISOs under the Amended Plan does not constitute a taxable event if the Option is not actively traded on an established securities market and certain other requirements are satisfied. In addition, so long as the exercise price of the Common Stock underlying the Option is no less than the fair market value of the Common Stock determined as of the date of grant, the special tax rules set forth under Section 409A of the Code (which relate to “non-qualified deferred compensation”) generally will not apply.

Exercise. The exercise of an ISO will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an ISO.

The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

Upon the exercise of a non ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Company’s Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non ISO by an employee will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non ISO, the amount of ordinary income recognized by the optionholder upon exercise.

Qualifying Disposition. If an optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the Option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares’ fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder) then the loss will be a capital loss.

Other Dispositions. If an optionholder disposes of shares of the Company’s Common Stock acquired upon the exercise of a non ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of the Company’s Common Stock acquired upon the exercise of ISOs as discussed above) will be long term depending on whether the shares of the Company’s Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company (Other than Awards to Director Participants and Consultants)

There are no federal income tax consequences to the Company by reason of the grant of ISOs or non ISOs (to the extent the grant of a non ISO is not a taxable event for the optionholder) or the exercise of ISOs (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a non ISO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely satisfies its reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

The Company will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non ISO or the disqualifying disposition of the Company’s Common Stock acquired pursuant to an ISO.

Consequences to Optionholder (Director Participants and Consultants)

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of non qualified stock options to a Director Participant or a Consultant under the Amended Plan if the Option is not actively traded on an established securities market and certain other requirements are satisfied. In addition, so long as the exercise price of the Common Stock underlying the Option is no less than the fair market value of the Common Stock determined as of the date of grant, the special tax rules set forth under Section 409A of the Code (which relate to “non-qualified deferred compensation”) generally will not apply.

Exercise. Upon the exercise of a non qualified stock option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the amount paid as the exercise price.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of a non qualified stock option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition. If an optionholder disposes of shares of Company Common Stock acquired upon exercise of a non qualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long term or short term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company (Grants to Director Participants and Consultants)

At the time the optionholder recognizes ordinary income from the exercise of a non qualified stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above).

Federal Income Tax Consequences – Stock Appreciation Rights (“SARs’)

Consequences on the recipient of the SAR

Grant. There is no federal income tax impact on the individual solely by reason of the grant of an SAR.

Exercise. Upon the exercise of an SAR, the individual will generally recognize ordinary income in an amount equal to the excess of the fair market value of the cash or shares of stock received at the time of exercise over the base amount. The individual’s tax basis in the shares acquired pursuant to the exercise of an SAR option will be the amount of ordinary income recognized by the individual upon exercise.

Disposition. If an individual disposes of shares of stock acquired upon exercise of an SAR in a taxable transaction, the individual will recognize capital gain or loss in an amount equal to the difference between his or her basis (as discussed above) in the shares sold and the amount realized upon disposition. Any capital gain or loss will be long term or short term depending on whether the shares of stock were held for more than one year from the date the shares were transferred to the individual.

Consequences to the Company

At the time the individual recognizes ordinary income from the exercise of an SAR, the company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized.

Federal Income Tax Consequences - Other Awards

Consequences to the Employee

Restricted Stock. An award payable in the form of the Company’s Common Stock generally will be includable in the participant’s gross income as of the date the grant is made or, if later, the earlier of the date the Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture terminates, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date the risk of forfeiture terminates over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a so-called “Section 83(b) election” to have such excess amount determined and includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated and if the participant is confident that application of the restrictions will not cause the Common Stock to be forfeited.

Restricted Stock Units. An award payable in the form of RSUs generally will be includable in the participant’s gross income as of the date the underlying shares of Common Stock are transferred to the participant or, if later, the earlier of the date the underlying Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture terminates, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date of delivery to the participant (or, if later, the date the risk of forfeiture terminates) over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a so-called “Section 83(b) election” at the time of delivery of otherwise restricted shares of Common Stock to have such excess amount determined and includible in his or her gross income at the time of delivery, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated and if the participant is confident that application of the restrictions will not cause the Common Stock to be forfeited.

Performance Shares and Performance Units. A participant who receives Performance Shares or Performance Units will not recognize any income for federal income tax purposes on the date of the grant of the award. The participant will recognize ordinary income for federal income tax purposes at the time of the receipt of the cash and/or Common Stock with respect to the Award in an amount equal to the sum of (i) the amount of cash received, plus (ii) the excess, if any, of the fair market value of the Common Stock on the date received over the participant’s cost of such Award, if any.

Disposition of Common Stock. If a participant disposes of shares of the Company’s Common Stock received under an award in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between his basis (generally, the amount included as ordinary income pursuant to the award and the amount, if any, paid for such Common Stock) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long term so long as the shares of the Company’s Common Stock were held for more than one year from the date such shares were granted to the participant.

Cash Incentives. Cash Incentives generally are included in the gross income of the participant at the time paid.

Consequences to the Company

At the time the participant recognizes ordinary income upon the receipt of an “Other Award” under the Amended Plan, the Company generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company timely reports to the Internal Revenue Service the ordinary income recognized by the participant pursuant to the award. Any dividends paid on restricted stock (prior to the earlier of (i) the date the restrictions lapse or (ii) the date a Section 83(b) election is made) will be deductible by the Company as a compensation expense.

Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the Amended Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences, nor does it address the rules applicable to “non-qualified deferred compensation” as defined under Section 409A of the Code.

Israeli Tax Treatment

The following is a summary of the Israeli income tax consequences of certain transactions under the Amended Plan with regard to the granting of wards to Israeli participants. It is general and does not purport to be comprehensive.

Generally, the Amended Plan provides for the granting of awards to employees, directors and consultants under either Section 102 or Section 3(i) of the ITO. The awards granted under the Amended Plan to employees and office holders, who are not controlling shareholders (as defined in the ITO) are subject to the “capital gains tax route” under Section 102 of the ITO (the “Capital Gains Tax Route”), and the awards granted to participants in the Amended Plan who do not qualify to receive awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the ITO.

The Capital Gains Tax Route generally provides for a reduced tax rate of 25% on gains realized upon the sale of the Award’s underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such Awards (or shares issued upon their exercise or shares in case that a restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant).

Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the Awards is less than the fair market value of the underlying shares at the time of grant of the Awards (calculated as the average value of a company’s shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the Award holder, taxed at the applicable marginal tax rate (up to 50% in 2020) together with health insurance and social security insurance payments, on the earlier of: (i) date of sale of the underlying shares; or (ii) the date of the release of such underlying shares from trust (whether to the Award holder or to a third party).

In the event the requirements of Section 102 of the ITO for the allocation of Awards according to the Capital Gains Tax Route are not met, the benefit attributed to the Award holder as a result of the grant of such Awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the Award holder is not the record owner of the restricted stock or the shares issued upon exercise of Awards, such Award holder shall have none of the rights of a stockholder with respect to such shares.

Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the Award holder upon sale of the shares underlying the Awards (except for such amount that will be deemed ordinary income of the Award holder as explained above).

The Israeli subsidiary of the Company will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the Award holder.

Restrictions on Resale

With regard to officers or directors of the Company, neither the grant of an Option, nor the acquisition of shares of Common Stock upon the “in-the-money” or “at-the-money” exercise of an Option will be considered a “purchase” under the Section 16 of the Exchange Act and will not be matched with sales of shares of Common Stock occurring within six months of the grant of the Option so long as the Option was granted by the full Board of Directors of the Company or by a committee composed solely of two or more “Non-Employee” directors. In the case of an individual who is the direct or indirect beneficial owner of more than 10% of the Common Stock, the grant will not be matched with a sale only if the shares of Common Stock acquired by the exercise of the Option are not sold within 6 months of the date the Option is granted.

Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to outstanding awards previously granted to the following listed individuals and specified groups under the Current Plan since its inception through March 25, 2025:

Name and Position	Number of Shares Underlying Options
Named Executive Officers:
Harel Gadot, CEO, President and Chairman	1,009,567
Rachel Vaknin, Chief Financial Officer	148,000
Simon Sharon, General Manager and CTO	165,000
Juan Diaz-Cartelle, Chief Medical Officer	95,000
All Current Executive Officers as a Group	1,417,567
All Current Directors who are Not Executive Officers as a Group (6 persons)	592,130
Each Director and Director Nominee:
Scott Burell	114,426
Martin Madden	114,426
Prattipati Laxminarain	114,426
Aileen Stockburger	114,426
Tal Wenderow	114,426
David J. Wilson	20,000
Each Associate of any of Such Directors, Executive Officer or Nominees	-
Each Other Person who Received or is to Receive 5 Percent of Such Options, Warrants or Rights	-
All Employees, including all Current Officers who are not Executive Officers, as a Group	325,000

Equity Compensation Plan Information Table

The following table provides information about shares of our common stock that may be issued upon the exercise of options under all of our existing compensation plans as of December 31, 2024.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Plan Category
Equity compensation plans approved by security holders:
2017 Equity Incentive Plan	467,133	$10.72	156,585
2020 Omnibus Performance Award Plan	1,890,810	$3.38	729,842
Equity compensation plans not approved by security holders:
Microbot Israel Employee Stock Option Plan(1)	61,577	$0.01	-
Stock Options (2)	77, 846	$4.20	-
Total	2,497,366		886,427

(1)	Such options were originally issued by Microbot Israel under its Employee Stock Option Plan, and represented the right to purchase an aggregate of 500,000 of Microbot Israel’s ordinary shares. As of the effective time of the Merger, such options were retroactively adjusted to reflect the Merger and now represent the right to purchase shares of our common stock.
(2)	Such options were originally issued by Microbot Israel to MEDX Ventures Group LLC, of which Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner, and originally represented the right to purchase an aggregate of 486,263 ordinary shares of Microbot Medical Ltd., an Israeli corporation that was acquired by the Company in 2016. In 2016, such options were retroactively adjusted to reflect the acquisition and now represent the right to purchase shares of our common stock.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the Amended Plan and for the approval of the performance-based criteria that will permit us to maximize our opportunities to pay tax-deductible compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 6 TO APPROVE AN AMENDMENT TO THE MICROBOT MEDICAL INC. 2020 OMNIBUS PERFORMANCE AWARD PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 2,591,019 SHARES, FROM 2,620,652 TO 5,211,671.

PROPOSAL 7: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Company is asking the stockholders to ratify the selection of Deloitte, or its U.S. affiliate, as the Company’s independent public accountants for the fiscal year ending December 31, 2025. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte or its U.S. affiliate.

In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a recommendation to select other auditors for the subsequent year, which the Audit Committee would then take under advisement. Even if the selection is ratified, the Audit Committee of the Board at its discretion could decide to terminate the engagement of Deloitte or its U.S. affiliate and engage another firm at any time if the Audit Committee determines that such a change would be necessary or desirable in the best interests of the Company and its stockholders.

A representative of Deloitte is expected to attend the Annual Meeting telephonically and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 7 TO RATIFY THE SELECTION OF DELOITTE OR ITS U.S. AFFILIATE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2025.

OTHER MATTERS

Shareholder Proposals

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the Shareholder proposals must be received by our corporate secretary on or before February 10, 2026.

Shareholders who wish to make a proposal at the 2026 Annual Meeting of Shareholders, other than one that will be included in our proxy materials, must notify us in a timely manner, but no later than April 26, 2026. If a Shareholder who wishes to present a proposal at the 2026 Annual Meeting of Shareholders fails to notify us by April 26, 2026, the proxies that management solicits for the meeting will confer discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026.

Shareholder Nominations of Directors

A shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors by giving timely notice thereof in proper written form to the secretary accompanied by a petition signed by at least 100 record holders of capital stock of the Company which shows the class and number of shares held by each person and which represent in the aggregate 1% or more of the outstanding shares entitled to vote in the election of directors. The submission must be in writing and delivered to Microbot Medical Inc., Attn: Secretary, Board of Directors, 288 Grove Street, Braintree, MA 02184, in accordance with the advance notice procedures and other requirements set forth in Section 3.2 of our bylaws for nominees to be considered for nomination at the 2025 annual meeting. To be timely, such notice and petition must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting, except if less than 70 days notice of the date of the meeting is given to Shareholders, in which case the notice and petition must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of such date was made. These requirements are separate from, and in addition to, the requirements discussed above to have the shareholder nomination or other proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Submissions must include the name, address and number of shares of common stock beneficially owned by each participant in the Nominating Shareholder group, a representation that the Nominating Shareholder meets the requirements described in the Board policy and will continue to meet them through the date of the annual meeting, a description of all arrangements or understandings between or among the Nominating Shareholder group (or any participant in the Nominating Shareholder group) and the candidate or any other person or entity regarding the candidate, all information regarding the candidate that the Company would be required to disclose in a proxy statement under SEC rules, including whether the candidate is independent or, if not, a description of the reasons why not, the consent of the candidate to serve as a director, and representations by the candidate regarding his or her performance of the duties of a director. Full details may be obtained from the secretary of the Board at the address above. The Corporate Governance Committee will consider and evaluate up to two candidates recommended in accordance with this policy in connection with any annual meeting. The Corporate Governance Committee will consider and evaluate candidates recommended by Shareholders on the same basis as candidates recommended by other sources.

Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, is available without charge upon request by writing to Microbot Medical Inc. at 288 Grove Street, Suite 388, Braintree, MA 02184, Attention: Investor Relations. A copy of this report is also available through our website at www.microbotmedical.com or, alternatively, at www.sec.gov.

“Householding” of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report, or the notice of Internet availability of the proxy statement, to shareholders may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: Microbot Medical Inc., 175 Derby Street, Bld. 27, Hingham, MA 02043; telephone: (781) 875-3605. In addition, copies of both documents may be obtained from our website (www.microbotmedical.com, click on the button “Investors” and then “Presentation + Resources”). You may also request information from Sodali & Co. LLC, our proxy solicitor, at the following address and telephone number: Sodali & Co. LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902; Stockholders call toll free: 800-662-5200; MBOT@investor.sodali.com. If you want to receive separate copies of the proxy statement, annual report or notice of Internet availability to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

Other Business

The Board knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

By order of the Board of Directors

Harel Gadot
Chairman, President, and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MICROBOT MEDICAL INC.

Pursuant to

§ 242 of the General Corporation Law

of the State of Delaware

The undersigned, being the Chief Executive Officer of Microbot Medical Inc., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.	The Board of Directors of the Corporation (the “Board”), by unanimous written consent dated February 18, 2025, adopted resolutions (the “Amending Resolutions”) to further amend the Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on August 2, 1988, as amended and/or restated (together with any amendments, restatements and certificates of designations, the “Certificate of Incorporation”); and

2.	The Certificate of Amendment of Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL. The Board duly adopted the Amending Resolutions setting forth and declaring advisable this Certificate of Amendment to Certificate of Incorporation and directed that such amendment be considered by the stockholders of the Corporation. A special meeting of the stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on [●], 2025 at which meeting the required number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted the Certificate of Amendment to Certificate of Incorporation.

NOW, THEREFORE, to effect the Amending Resolutions:

1.	Upon the Effective Time (as defined below), the first paragraph of Paragraph THREE of the Certificate of Incorporation is hereby stricken and replaced with the following:

“The total number of shares of capital stock that the Corporation is authorized to issue is one hundred and twenty one million (121,000,000), of which one hundred and twenty million (120,000,000) shares are common stock having a par value of $0.01 per share (the “Common Stock”), and one million (1,000,000) shares are undesignated preferred stock having a par value of $0.01 per share (the “Undesignated Preferred Stock”).”

2.	This Certificate of Amendment to Certificate of Incorporation shall become effective on [●], 2025 (the “Effective Time”).

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation of Microbot Medical Inc. to be signed by Harel Gadot, Chief Executive Officer, this [●] day of [●], 2025, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:
Title:

EXHIBIT B

MICROBOT MEDICAL INC.

2020 OMNIBUS PERFORMANCE AWARD PLAN

AS AMENDED

INTRODUCTION

Microbot Medical Inc., a Delaware corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Microbot Medical Inc. 2020 Omnibus Performance Award Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

The Plan shall become effective on July 17, 2020. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be cancelled, if the Plan is not approved by a majority vote of the Corporation’s stockholders within 12 months of the date the Plan is adopted by the Corporation’s Board of Directors.

The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.

The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

I

DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a) “Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, 50% shall be substituted for 80% under such Code Sections and the related regulations.

(b) “Applicable Law” shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act and any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded and any other applicable law.

(c) “Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation and a Participant, pursuant to which a Plan Award is granted and containing the terms and conditions of the Plan Award.

(d) “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

(e) “Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the satisfaction of certain time-vesting requirements and/or the attainment of one or more annual or multi-year performance goals and targets, all as described in Article IX, below.

(f) “Cause” shall, with respect to a Participant (i) have the same meaning as “cause” or “for cause” set forth in an employment, consulting, advisory or similar contract entered into by and between the Participant and the Corporation or any Affiliate or, in the absence of any such contract or defined terms, (ii) mean (A) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Affiliate, (B) the Participant’s intentional or habitual neglect of his duties for the Corporation or for any Affiliate, (C) the Participant’s (1) theft or misappropriation of funds or other property of the Corporation or of any Affiliate, (2) fraud, (3) criminal misconduct, (4) breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Affiliate, (5) commission of a felony, or crime of moral turpitude or (6) any other conduct reflecting adversely upon the Corporation or any Affiliate, (D) the Participant’s violation of any covenant not to compete, not to disclose confidential information or similar restriction with respect to the Corporation or any Affiliate or (E) the direct or indirect breach by the Participant of the terms of any employment, consulting, advisory or similar contract with the Corporation or any Affiliate.

(g) “Change in Control of the Corporation” As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if:

(i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (B) a corporation owned, directly or indirectly, by the equity holders of the Corporation in substantially the same proportions as their ownership of the Corporation, (C) the Corporation or any subsidiary of the Corporation, (D) any person who is an equity holder of the Corporation on the Effective Date of the Plan, (E) the spouse, children, brother, sisters, nephews, nieces or estate (or a trust or trusts benefiting any one or more of such persons) of any person who is an equity holder of the Corporation on the Effective Date of the Plan, (F) a Participant or (G) the spouse, children or estate (or a trust or trusts benefiting any one or more of such persons) of a Participant, first becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities;

(ii) the consummation of a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the consummation of a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets to a person or persons totally unrelated to any Participant or any equity holder of the Corporation (or to any Affiliates and Associates of any such Participant or equity holder).

(iv) a majority of the members of the Corporation’s Board of Directors is replaced, during any 12-month period, by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of such appointment or election.

Notwithstanding the foregoing, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, the term “Change in Control of the Corporation” shall be limited, if necessary, to satisfy the requirements set forth under forth Treas. Reg. §1.409A-3(i)(5). In no instance shall an Initial or Secondary Public Offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

(i) “Committee” shall, subject to the provisions of Section II(a) hereof, mean the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists.

(j) “Common Stock” shall mean the common stock of the Corporation, $0.01 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. §1.409A-1(b)(5)(iii)(A) and the terms of the Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.

(k) “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Affiliate.

(l) “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Affiliate) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Affiliate and if, pursuant to such written consulting agreement, such individual or entity qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

(m) “Corporation” shall mean Microbot Medical Inc., a Delaware corporation.

(n) “Disability” or “Disabled” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code or, with respect to Plan Awards constituting “non-qualified deferred compensation” pursuant to the provisions of Code Section 409A and the regulations promulgated thereunder, shall have the meaning set forth in Treas. Reg. §1.409A-3(i)(4)(i).

(o) “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

(p) “Employee” shall mean an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or of any Affiliate.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(r) “Fair Market Value” shall mean:

(i) In the event the Corporation’s Common Stock is publicly traded, the Fair Market Value of such Common Stock on a Trading Day shall mean the closing price of the Common Stock on such Trading Day as reported by the national securities exchange on which the Common Stock then has its primary listing or by the quotation system on which the Common Stock is primarily quoted; provided, however, that, if no sale of shares of Common Stock shall have been reported on such Trading Day, then the immediately preceding Trading Day on which a sale of shares of Common Stock has been so reported shall be used. For purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker-dealer who quoted both a bid and asked price for such day but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

(ii) In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. §1.409A-1(b)(5)(iv)(B). The Committee shall determine the Fair Market Value of such Common Stock by reference to the most recent valuation performed by an appraisal or valuation firm selected by the Corporation. If the most recent valuation performed by an appraisal or valuation firm selected by the Corporation is more than 12) months old, then the Committee shall select an appraisal or valuation firm to perform an updated valuation. The appraisal or valuation firm shall be independent of the Corporation and the Participant (or selling stockholder as the case may be). The selection of the appraisal or valuation firm by the Committee shall be final and binding on all persons. The Corporation shall pay the fees and expenses of the appraisal or valuation firm.

(s) “Freestanding SAR” or “Freestanding Stock Appreciation Right” shall mean an SAR that is granted independently of any Option.

(t) “Good Reason” shall, with respect to a Participant (i) have the same meaning as “good reason” or similar term set forth in an employment, consulting, advisory or similar contract entered into by and between the Participant and the Corporation or any Affiliate (but only to the extent such meaning or meanings satisfy the requirements for “good reason” as set forth under Treas. Reg. §1.409A-1(n)(2)(ii)) or, (ii) in the absence of any such contract or defined term, have the “safe-harbor” meaning set forth in such regulation section, and, in the case of both clauses (i) and (ii), a termination of employment or other services shall be deemed to have occurred for Good Reason only if the procedural and time limitation provisions of Treas. Reg. §§1.409A-1(n)(2)(ii)(A), (B) and (C) are satisfied.

(u) “Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and which is intended by the Committee to be treated as an incentive stock option under Code Section 422.

(v) “Initial or Secondary Public Offering” shall mean the completion of the sale of shares of the Corporation’s equity securities pursuant to an effective registration statement described under the Securities Act of 1933, as amended.

(w) “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an Employee.

(x) “Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(y) “Option” shall mean a right to purchase shares of Common Stock at a specified exercise price that is granted under Article V. An Option shall be either a Non-Qualified Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Options.

(z) “Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.

(aa) “Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

(bb) “Participant” shall mean any Employee, Consultant, member of the Board of Directors or other person identified in Section IV(a), hereof, who is granted a Plan Award under the Plan.

(cc) “Performance Share” shall mean a Plan Award granted pursuant to the provisions of Article VII hereof, which is similar to Restricted Stock, but which Award is based upon any performance factor established by the Committee on or prior to the date of grant of such Plan Award, pursuant to the provisions of such Article.

(dd) “Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Article VIII hereof, which is similar to a Restricted Stock Unit, but which Award is based upon any performance factor established by the Committee pursuant to the provisions of such Article.

(ee) “Permitted Transferee” shall mean, with respect to a Participant, any “family member” (as defined under the instructions related to the Form S-8 Registration Statement under the Securities Act) of the Participant who has acquired a Plan Award from such Participant through a gift or pursuant to a DRO, or any other transferee specifically approved by the Committee after taking into account Applicable Law.

(ff) “Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit, Cash Incentive or Stock Appreciation Right granted pursuant to the terms of the Plan (including any sub-plan).

(gg) “Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Article VII hereof and the related Award Agreement.

(hh) “Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Article VIII, hereof.

(ii) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(jj) “Service” shall mean personal service performed for the Corporation or an Affiliate as an Employee, member of the Board or as a Consultant, as appropriate.

(kk) “Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VI hereof. Each SAR shall be denominated in terms of one share of Common Stock.

(ll) “Substitute Award” shall mean a Plan Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

(mm) “Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(j) hereof).

(nn) “Tandem SAR” or “Tandem Stock Appreciation Right” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).

(oo) “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Affiliate as a result of (i) the Consultant’s death, Disability or resignation, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Affiliate) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation or Affiliate.

(pp) “Termination of Service” shall mean the termination of a person’s active and full-time Service as a member of the Board, as an Employee or, in the case of a Consultant, his Termination of Consulting Relationship.

II

ADMINISTRATION

(a) Committee. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise provided herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as (i) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and (ii) an “independent director” under the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth above in this Section II(a) or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Plan Awards granted to Non-Employee Directors (and, if the Committee does not consist solely of two or more Non-Employee Directors, Plan Awards granted to individuals subject to the provisions of Section 16 of the Exchange Act) and, with respect to such Plan Awards, the term “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section II(f).

(b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights, or obligations, of the Participant that are provided under any such Award Agreement are not adversely affected by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise explicitly permitted under the Plan. Any such Plan Award made under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule or the rules of any national securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

(c) Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Affiliate, the Corporation’s independent registered public accountants, or any executive compensation consultant or other professional retained by the Committee to assist in the design or administration of the Plan.

(d) Authority of Committee. Subject to the Corporation’s bylaws, the Committee’s charter and any provision set forth hereunder, the Committee has the exclusive power, authority and sole discretion to:

(i) Designate the Participants who will receive Plan Awards;

(ii) Determine the type or types of Plan Awards to be granted to Plan Participants;

(iii) Determine the number of Plan Awards to be granted and the number of shares of Common Stock to which a Plan Award will relate;

(iv) Determine the terms and conditions of any Plan Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Plan Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of a Plan Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on a Plan Award, based in each case on such considerations as the Committee in its sole discretion determines;

(v) Determine whether, to what extent, and pursuant to what circumstances a Plan Award may be settled in, or the exercise price of a Plan Award may be paid in cash, of shares of Common Stock, other Plan Awards, or other property, or a Plan Award may be canceled, forfeited, or surrendered;

(vi) Adjust performance factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;

(vii) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii) Determine the Fair Market Value of Common Stock in good faith, if necessary;

(ix) Grant waivers of Plan or Plan Award conditions;

(x) Correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Plan Award or any Award Agreement;

(xi) Determine whether a Plan Award has been earned;

(xii) Decide all other matters that must be determined in connection with a Plan Award;

(xiii) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(xiv) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(xv) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan;

(xvi) Accelerate wholly or partially the vesting or lapse of restrictions of any Plan Award or portion thereof at any time after the grant of a Plan Award, subject to the terms and conditions set forth under Article X; and

(xvii) Establish, adopt or revise any rules and regulations, including adopting sub-plans to the Plan, for the purposes of facilitating compliance with foreign laws, easing the administration of the Plan and/or taking advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., in each case as it may deem necessary or advisable;

(e) Decisions Binding. The Committee’s interpretation of the Plan, any Plan Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all persons. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Corporation to the Committee for review. Subject to the provisions of Section XI(m) and Article XVII, the resolution of such a dispute by the Committee shall be final, binding and conclusive on the Corporation and the Participant.

(f) Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or to one or more officers of the Corporation or any Affiliate the authority to grant and/or amend Plan Awards and/or to take other administrative actions pursuant to this Article II; provided, however, that in no event shall an officer of the Corporation or any Affiliate be delegated the authority to grant awards to, or amend awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act or (ii) officers of the Corporation (or directors) to whom authority to grant or amend Plan Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it does not violate the provisions of Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as the case may be, may, at any time, rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section II(f) shall serve in such capacity at the pleasure of the Board and the Committee.

(g) Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act).

(h) Indemnification of the Committee. The Corporation shall bear all expenses of administering the Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any agent or person appointed or delegated by the Committee to perform any of its duties, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken in good faith under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if Applicable Law or the Corporation’s Certificate of Incorporation or bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation, bylaws or any agreement, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify or hold harmless such person. The provisions of the foregoing indemnity shall survive indefinitely the term of the Plan.

III

SHARES AVAILABLE

(a) Number of Shares of Common Stock. Subject to the adjustments provided in Article X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan (including, but not limited to, Incentive Stock Options) shall be 5,211,671 shares of Common Stock. Shares of Common Stock underlying Plan Awards and shares of Common Stock directly awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

(b) Substitute Awards. To the extent permitted by Applicable Law, Substitute Awards shall not reduce the number of shares of Common Stock authorized for grant under the Plan. Additionally, in the event that an entity acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliate combines has shares available under a pre-existing plan approved by stockholders or equity holders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Plan Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for grant under the Plan; provided that Plan Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Corporation or its Affiliates immediately prior to such acquisition or combination.

IV

ELIGIBILITY, ETC.

(a) Eligible Individuals. Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan), a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an Employee), any Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such Employee, member of the Board or board of directors of an Affiliate or Consultant is eligible to participate in the Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in the Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in the Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in the Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate.

(b) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan to the contrary, any Plan Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law and the Plan, Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(c) Foreign Participant. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws, rules, regulations and/or taxes in countries other than the United States in which the Corporation and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Plan Award granted to individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications to be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article III; and (v) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

(d) Non-Employee Director Awards. The Committee may, in its sole discretion, provide that Plan Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Committee (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Plan Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Plan Awards, the conditions on which such Plan Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its sole discretion. The Non-Employee Director Compensation Policy may be modified by the Committee from time to time in its sole discretion.

V

STOCK OPTIONS

The Committee shall have the authority, in its sole discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Affiliate now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

(a) Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under (i) any Incentive Stock Option granted hereunder or (ii) any Option intended to satisfy the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be 100% of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate which possess more than 10% of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price of any Option will be subject to adjustment in accordance with the provisions of Section X of the Plan. Notwithstanding the foregoing, the Committee shall have sole discretion, with respect to Non-Qualified Stock Options, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Option is granted, but only if any such Option is designed to comply with the requirements of Section 409A of the Code by including one of the following provisions:

(i) The Award Agreement related to any such Option must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Option must be so received no later than the 15th day of the third month of the year immediately following the year during which the Option vests;

(ii) The Award Agreement related to any such Option must provide that the Option may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Option must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Option may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

(b) Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(g) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

(c) Exercisability of Options. Except as provided in Section V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Option. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

(d) Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the 10 years from the date of grant of such Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate possessing more than 10% of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, such Option shall not be exercisable after the expiration of five years from the date of grant of such Option.

(e) Exercise Upon Optionee’s Termination of Service. If the Service of an Optionee is terminated by the Optionee, the Corporation or any Affiliate for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three months (one year in the case of Termination of Service due to Disability) after the date of such Termination of Service. For purposes of determining whether any Optionee has incurred a Termination of Service, an Optionee who is both an Employee (or a Consultant) and a member of the Board shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a Termination of Service only upon his Termination of Service both as an employee (or as a Consultant) and as a member of the Board. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, if an Optionee engages in an act or omission that would give rise to his Termination of Service by the Corporation or by any Affiliate for Cause, then the Optionee shall, at the time of such Termination of Service, automatically forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

(f) Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the date of the grant of the Option) subject to such Incentive Stock Option plus (ii) the Fair Market Values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to Incentive Stock Options granted to an Optionee by the Corporation or any Affiliate, which are exercisable for the first time by any person during any calendar year, exceed(s) $100,000, such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

(g) Procedures for Exercise of Option. The Committee may, in its sole discretion, establish procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by the Optionee having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, (iv) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of an Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Corporation upon settlement of such sale, (v) other form of legal consideration acceptable to the Committee, or (vi) any combination of the foregoing. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Corporation within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act, to the extent applicable. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(h) Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, but subject to the requirements of Sections 409A and 424 of the Code, in the case of an Option that is a Substitute Award, the exercise price per share of the shares of Common Stock subject to such Option may be less than the Fair Market Value per share on the date of grant of the Substitute Award; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such Fair Market Value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate exercise price of such shares pursuant to the option of the acquired company or other entity for which the Substitute Award substitutes.

VI

STOCK APPRECIATION RIGHTS

(a) Tandem Stock Appreciation Rights. The Committee shall have the authority to grant Tandem Stock Appreciation Rights in tandem with an Option at the time of the grant of the Option. Each such Tandem Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Tandem Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Tandem Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right. Within 30 days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Tandem Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Tandem Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(B); provided, however, that the Committee shall have sole discretion, with respect to Stock Appreciation Rights, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted, but only if any such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code by including one or more of the following provisions:

(i) The Award Agreement related to any such Stock Appreciation Right must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Stock Appreciation Right must be so received no later than the 15th day of the third month of the year immediately following the year during which the Stock Appreciation Right vests;

(ii) The Award Agreement related to any such Stock Appreciation Right must provide that the Stock Appreciation Right may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Stock Appreciation Right must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Stock Appreciation Right may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

(b) Freestanding Stock Appreciation Rights. The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to such terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the Trading Day preceding the surrender of such Freestanding Stock Appreciation Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Freestanding Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within 30 days following the receipt by the Committee of a request by the Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding Stock Appreciation Right shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(i)(B); provided, however, that the Committee shall have sole discretion, with respect to Stock Appreciation Rights, to establish an exercise price at less than the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is granted, but only if any such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code by including one or more of the following provisions:

(i) The Award Agreement related to any such Stock Appreciation Right must provide that, under all circumstances, the Common Stock (or cash or other property) to be received by the Participant (or other person) upon the exercise or settlement of the Stock Appreciation Right must be so received no later than the 15th day of the third month of the year immediately following the year during which the Stock Appreciation Right vests;

(ii) The Award Agreement related to any such Stock Appreciation Right must provide that the Stock Appreciation Right may be exercised only during a specific year specified in the Award Agreement or upon a payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such year(s) and payment events being set forth in the related Award Agreement); or

(iii) The Award Agreement related to any such Stock Appreciation Right must provide that Common Stock (or cash or other property) deliverable to a Participant (or other person) pursuant to an exercise or settlement of the Stock Appreciation Right may not be so delivered until a specified date or payment event permitted under Section 409A of the Code and the regulations promulgated thereunder (with such date(s) and payment events being set forth in the related Award Agreement).

(c) Exercise of Stock Appreciation Rights. The exercisability of a Plan Award granted under this Article VI shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a Termination of Service (in the context of determining the non-forfeitability of his Stock Appreciation Rights), a Participant who is both an Employee (or a Consultant) and a member of the Board shall be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his involuntary Termination of Service for Cause, then the Participant shall, at the time of such Termination of Service, forfeit his rights to exercise any and all of the outstanding Plan Awards granted under this Article VI.

VII

RESTRICTED STOCK AND PERFORMANCE SHARES

The Committee shall have the authority to grant shares of Restricted Stock and/or Performance Shares. The terms and conditions of Performance Shares and shares of Restricted Stock shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Award of Restricted Stock and Performance Shares shall be granted for Services rendered or to be rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Restricted Stock. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed by the Participant in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period; and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in this Section VII(c) hereof. Cash and stock dividends and distributions with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee. All cash or stock dividends and distributions so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends and distributions set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by Applicable Law or by any applicable agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the Fair Market Value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

(d) Performance Shares. For purposes of this Article VII, Performance Shares shall be substantially identical to shares of Restricted Stock except that the vesting of such Performance Shares will be based solely upon the attainment of one or more performance targets, as further described below.

(e) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares and shares of Restricted Stock shall be subject. The Committee may also establish a relationship between performance targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares and shares of Restricted Stock which shall become vested. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on shares of Restricted Stock and Performance Shares shall lapse. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(f) Termination of Service. The vesting of a Plan Award granted under this Article VII shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his Termination of Service for Cause, all Plan Awards granted under this Section VII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to shares of Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

VIII

RESTRICTED STOCK UNITS AND PERFORMANCE UNITS

The Committee shall have the authority to grant Restricted Stock Units and/or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Restricted Stock Units and Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Plan Award shall be granted for Services rendered or to be rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the Services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Restricted Stock Units. The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered to the Participant free of all restrictions (except any restrictions that may be imposed (i) under the Award Agreement, (ii) by Applicable Law, or (iii) by any applicable agreement).

(d) Performance Units. For purposes of this Article VIII, Performance Units shall be substantially identical to shares of Restricted Stock Units except that the vesting of such Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.

(e) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Units and Restricted Stock Units shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Units and Restricted Stock Units which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the number of Restricted Stock Units and the number or value of Performance Units which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which restrictions on Restricted Stock Units or Performance Units shall lapse. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(f) Dividend or Interest Equivalents for Restricted Stock Units and Performance Units. The Committee may provide that amounts equivalent to dividends, distributions or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest, dividends or distributions held in the performance accounts shall be credited to such accounts on a periodic or other basis.

(g) Termination of Service. The vesting of a Plan Award granted under this Article VIII shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his Termination of Service for Cause, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited.

IX

CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan. Furthermore:

(a) Services Rendered. Each such Plan Award shall be granted for Services rendered or to be rendered.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Cash Incentives. The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of certain vesting requirements one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2½ months after the end of the performance period to which such Plan Award relates.

(d) Performance Targets. At the time of each grant, the Committee shall establish specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the amount of Cash Incentives which shall be earned. Furthermore, the Committee also may establish a relationship between performance results other than the targets and the amount of Cash Incentives which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned. Performance measures and targets may vary among grants and the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) if the performance period is 12 months or longer and the Participant performs Services on a continuous basis from the beginning of the performance period or, if later, from the date the performance targets are determined, no later than six months before the end of the performance period. Notwithstanding the foregoing, the performance targets must be established in writing while the attainment of such targets remains uncertain.

(e) Termination of Service. The vesting of a Plan Award granted under this Article IX shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For these purposes, any Participant who is both an Employee (or a Consultant) and a member of the Board will be considered to have incurred a Termination of Service only upon his Termination of Service both as an Employee (or as a Consultant) and as a member of the Board. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant engages in any act or omission that would give rise to his Termination of Service for Cause, all Plan Awards granted under this Section IX and subject to restrictions shall be immediately forfeited.

X

ADJUSTMENT OF SHARES; MERGER OR

CONSOLIDATION, ETC. OF THE CORPORATION

(a) Recapitalization, Etc. In the event there is any change in the number of the outstanding shares of Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, reverse stock split, stock dividend, combination of shares or otherwise, or in the case of the payment of an extraordinary dividend as defined in Section 1059(c) of the Code, there shall be automatically substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to the Plan and any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. §1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

(b) Merger, Consolidation, Change in Control of the Corporation or Sale of Assets. Upon:

(i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:

(1) the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock, Performance Shares and/or Cash Incentives granted hereunder, or

(2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation,

(ii) the dissolution or liquidation of the Corporation, or a sale of all or substantially all the assets of the Corporation to a person who is (A) not an “Affiliate” or “Associate” (as defined under Section 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or

(iii) the Change in Control of the Corporation, if after such Change in Control of the Corporation the Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation,

Then, (A) with respect to such Options and Stock Appreciation Rights, the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), (B) all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation (and the shares of Common Stock underlying any such Restricted Stock Units and Performance Units shall be immediately distributed to the applicable Participants) and (C) the outstanding amount of Cash Incentives, to the extent vested and earned, shall immediately be paid to the Participant; provided that all conditions precedent to (x) the exercise of such Option(s) or Stock Appreciation Right(s), (y) the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units and (z) the payment of such Cash Incentives, other than the passage of time, have occurred.

The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights of any such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, then, notwithstanding the provisions of the immediately preceding paragraph, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to shares of the New Parent Corporation and restricted shares of common stock (and performance shares) of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. §1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

(c) Effect of Merger or Consolidation on Performance-Based Plan Awards, Etc. Notwithstanding the above, as of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in Section X(b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section X(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

XI

MISCELLANEOUS PROVISIONS

(a) Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

(b) Assignment or Transfer. Except as provided in Article XII, no grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant. During the lifetime of a Participant, Incentive Stock Options granted hereunder to such Participant shall be exercisable only by the Participant.

(c) Investment Representation. In the case of Plan Awards paid in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act or other Applicable Law.

(d) Withholding Taxes. The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the statutorily required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a Fair Market Value equivalent to such cash amount, or by use of the following procedure if approved in writing by the Committee: A procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant of Plan Awards, as applicable. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any person receiving a Plan Award.

(f) Funding of Plan. The Plan shall be unfunded. The Corporation (and the appropriate Affiliates) shall not be required to segregate any of their assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the claims of the general creditors of the Corporation and of the Affiliates.

(g) Other Incentive Plans. The adoption of the Plan does not preclude the utilization of existing, or adoption by appropriate means of any other, incentive, performance or other plan for Employees, Non-Employee Directors or other service providers or any other person eligible to be granted a Plan Award.

(h) Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

(i) Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan (the “Benefits”). However, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such Benefits shall be due, any such persons entitled to Benefits have not been located, their rights under the Plan with respect to such Benefits shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended Benefits shall be held by the Corporation for a period of one (1) additional year and thereafter such Benefits shall be forfeited and thereafter remain the property of the Corporation.

(j) Liability and Indemnification.

(i) Neither the Corporation nor any Affiliate shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

(ii) Neither the Corporation, nor any Affiliate, the Committee, nor any agents, employees, officers, directors or stockholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

(k) Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive or exercise such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under the Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

(l) Cooperation of Parties. The Corporation, each Participant and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

(m) Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. Subject to the provisions of Article XVII hereof, and to any provision contained in an Award Agreement or any appendix or exhibit thereto to the contrary, in the event that any person is compelled to bring a claim related to the Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of the Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

(i) THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS BINDING ARBITRATION, AND THE CORPORATION AND EACH PARTICIPANT (INCLUDING FORMER PARTICIPANTS, BENEFICIARIES OF PARTICIPANTS OR OF FORMER PARTICIPANTS OR PERSONS ACTING FOR OR ON BEHALF THEREOF) WAIVE THE RIGHT TO A JURY TRIAL OR COURT TRIAL. No Participant shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of the Plan.

(ii) The arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current rules of the American Arbitration Association (the “AAA”), as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in Boston, Massachusetts. The arbitrator will be selected by mutual agreement of the parties to the arbitration proceeding (the “Parties”) or, if the Parties cannot agree, then by striking from a list of arbitrators supplied by the AAA. Each Party shall pay its own arbitrator’s fees and arbitration costs. Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Upon the conclusion of an arbitration the losing Party shall reimburse the prevailing Party for any reasonable legal fees and expenses incurred by the prevailing Party. As used herein, that the prevailing Party of an arbitration shall be determined by the arbitrator or, if applicable, by the following procedure. At any time up until ten days following the delivery of the initial “complaint” of the Party commencing arbitration to the other party, either Party may make one or more written settlement offers to the other Party (the “Final Settlement Date”). Each such offer must state that it is binding and enforceable against the offeror if accepted in writing by the offeree on or before the date that is five days following the Final Settlement Date, unless first withdrawn or superseded by another offer from such Party prior to written acceptance. A copy of such settlement offers will be sent either to an escrow agent agreed to by the Parties or to the AAA, but shall NOT be shown to the arbitrator or arbitrators until after he, she or they have rendered their decision in all respects, except with respect of determining the prevailing Party and determined the amount of recoverable legal fees. After such time, the arbitrator or arbitrators shall review the settlement offers and the Party whose settlement offer is deemed by the arbitrator or arbitrators to be the closest to the arbitrator’s decision or award shall be deemed to be the prevailing Party. Judgment upon any award may be entered in any court having jurisdiction thereof.

(n) Nonguarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting, advisory or similar contract) between the Corporation (or any Affiliate), and any Employee, Consultant or Participant, as a right of any Employee, Consultant or Participant to be continued in the employ of (or in a Consulting Relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its Employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment, consulting, advisory or similar agreement).

(o) Notices. Each notice relating to this Plan shall be in writing and delivered in person, by E-Mail, by recognized overnight courier, Unites States Postal Service (“USPS”) Express Mail or by USPS Certified Mail, return receipt requested to the proper address set forth below. All notices to the Corporation or the Committee shall be addressed to them at 25 Recreation Park Drive, Unit 108, Hingham, MA 02043; Attn: Chairman. All notices to Participants, former Participants, estates of Participants or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records. All notices to any individual or entity (i) delivered in person shall be considered to be received on delivery, (ii) sent by E-Mail shall be deemed to have been received 12 hours after posting, (iii) sent by recognized overnight courier or USPS Express Mail shall be deemed to have been received at the close of business on the second business day after posting and (iv) sent by USPS Certified Mail return receipt requested shall be deemed to have been received at the close of business on the third business day after posting.

(p) Written Agreements. Each Plan Award shall be evidenced by a signed written Award Agreement between the Corporation and the Participant containing the terms and conditions of the Plan Award.

(q) Section 409A of the Code.

(i) This Plan and the related Award Agreements (collectively, for purposes of this Section XI(q), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Deferrals of compensation subject to the restrictions set forth under Section 409A and the regulations promulgated thereunder (hereinafter, “Non-Qualified Deferred Compensation”) may only be made under this Plan to a Participant subject to the provisions of Section 409A upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay (exempt from the provisions of Section 409A under Treas. Reg. §1.409A-1(b)(9)) or as short-term deferral amounts (as described in Treas. Reg. §1.409A-1(b)(4)), to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

(ii) To the extent required by Section 409A, and notwithstanding any other provision of the Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, a Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one day after the six month anniversary of his separation from service, but in either case only if he is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum within 10 days following the first to occur of the two dates specified in such immediately preceding sentence.

(iii) Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary Termination of Service shall be withheld until the Participant (who is subject to the provisions of Section 409A) incurs both (i) a Termination of Service and (ii) a “separation from service” with the Corporation and all of the Affiliates, as such term is defined in Treas. Reg. §1.409A-1(h).

(iv) If a Participant subject to the provisions of Section 409A is permitted to elect to defer a Plan Award or any payment under a Plan Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(a) Except as otherwise provided below or in Treas. Reg. §1.409A-2, the December 31st immediately preceding the year in which the compensation is earned;

(b) With respect to the first year of participation in the Plan, within 30 days of the beginning of such year;

(c) With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

(d) With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Corporation’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

(e) With respect to mid-year Plan Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least 12 months, on or before the 30th day following the grant of such Plan Award (or the date such legally binding right to a payment of compensation arises), provided that the election is made at least 12 months in advance of the earliest date at which the forfeiture condition could lapse.

(v) If the Plan so permits, the Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, such Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

(vi) To the extent the Plan provides that Non-Qualified Deferred Compensation can be paid or commenced during a certain period following a permissible payment or commencement event or trigger, (i) the period must begin and end within one taxable year of the Participant or (ii) the period will not exceed 90 days and if the payment or commencement period spans two taxable years of the Participant, then such Non-Qualified Deferred Compensation shall be paid and/or commenced during the second of such taxable years.

(vii) The preceding provisions of this Section XI(q) shall not be construed as a guarantee by the Corporation or by any Affiliate of any particular tax effect to the Participants under the Plan. The Corporation and its Affiliates shall not be liable to the Participants for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under the Plan as an amount includible in gross income under Section 409A.

(r) Listing, Registration, Etc. All shares of Common Stock issued pursuant to the terms of the Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any national securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Plan Award vests (including a reduction that may result in a penalty being imposed on any Participant (or on any other person) pursuant to Section 409A of the Code), the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate the Corporation to list, register or qualify any shares of Common Stock or other securities upon any national securities exchange or otherwise or under any federal or state securities laws.

(s) Golden Parachute Restrictions. Notwithstanding any other provisions of the Plan to the contrary, if the receipt of any payments or benefits under the Plan (along with any other payments receivable by the Participant other than under the Plan) would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of such payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Plan Awards (and all other such potential payments) must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and any such Participant to reduce the payments under the Plan (and other than under the Plan) only if the aggregate “Net After Tax Receipts” to such Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify such Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section XI(s) shall be final, conclusive and binding upon the Corporation and any such Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this XI(s), however, it is possible that amounts will have been paid under the Plan (and other than under the Plan) to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan (or other than under the Plan) to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or a Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which such Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by a Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section XI(s), (i) “Net After Tax Receipts” means the Present Value of a payment under the Plan (and other than under the Plan) net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under the Plan (and other than under the Plan) which (x) is less than the sum of all payments and benefits under the Plan (and other than under the Plan) and (y) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under the Plan (and other than under the Plan) were any other amount less than the sum of all payments and benefits to be made under the Plan (and other than under the Plan). Except as may be provided in any other agreement entered into by and between the Participant and the Corporation, if any payment or benefit is reduced under this Section XI(s), such reduction shall be made, in pro rata amounts from benefits provided under the Plan and payments which may be made other than under the Plan, in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced. Any necessary reduction in each subcategory shall first be applied to the latest scheduled payment in such subcategory and shall continue to the extent necessary until the most current payment is reduced or eliminated.

(t) Clawback of Payments. Notwithstanding any provision of the Plan to the contrary, each Participant’s benefits awarded or paid hereunder (including, but not limited to, payments of cash, equity underlying grants, and equity released from restrictions) may be subject to recoupment by the Corporation to the extent (i) required under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (each as in effect from time to time, any applicable rules and regulations with respect thereto that are promulgated thereunder by the Securities and Exchange Commission and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded), (ii) required by any other policy or rule adopted by the Board or the Corporation’s stockholders pursuant to a duly authorized vote or (iii) as may be provided in a particular Award Agreement. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Plan Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under the Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section XI(t) shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code.

(u) Lock-up Agreement. Each recipient of a Plan Award hereunder agrees, in connection with any registration with the Securities and Exchange Commission under the Securities Act of the public sale of the Corporation’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Corporation, including any Plan Awards, (other than those included in the registration) without the prior written consent of the Corporation or the underwriters of such public offer or sale, as the case may be, for such period of time from the effective date of such registration as the Corporation or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Corporation may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section XI(u). Each such recipient agrees to execute such form of agreement reflecting the foregoing restrictions and such other restrictions as requested by the underwriters managing such offering.

(v) Certain Rules of Construction.

(i) The headings and subheadings set forth in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

(ii) Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the neuter, masculine or feminine, as the case may be, and the plural shall refer to the singular and vice versa.

(iii) The words “hereof,” “herein,” “hereunder” and similar words refer to the Plan as a whole and not to any particular provision of the Plan; and any references to any subsection, Section, Schedule, Appendix or Exhibit to the Plan references are to the Plan unless otherwise specified.

(iv) The term “including” is not limiting and means “including without limitation.”

(v) References in the Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of the Plan), to any subordinate legislation made from time to time under such statute or statutory provision and to any and all rules, regulations and other documents of general application promulgated thereunder.

(vi) References to the Plan or to any other document include a reference to the Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.

(vii) References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

(viii) References to “$” are to United States Dollars.

(ix) References to “%” are to percent.

(w) No Stockholder’s Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Plan Award until the Participant becomes the record owner of such shares of Common Stock. Without limiting the generality of the foregoing, no Participant will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the Participant. Subject to the other provisions of the Plan to the contrary, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock; provided, that if such shares of Common Stock are Restricted Stock or Performance Shares, then any new, additional or different securities a Participant may become entitled to receive with respect to such shares of Common Stock by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Corporation will be subject to the same restrictions as the Restricted Stock or Performance Shares; and further provided that such Participant will have no right to retain such stock dividends or stock distributions with respect to shares of Common Stock that are forfeited or repurchased by the Corporation pursuant to the Plan or the Award Agreement.

(x) Paperless Administration; Consent to Electronic Communications. In the event that the Corporation establishes or maintains, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Plan Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Plan Awards by a Participant may be permitted through the use of such an automated system. Each Participant, by way of his acceptance of any Plan Award, agrees and consents to the Corporation communicating with such Participant (and any beneficiary or representative of, or any successor to, such Participant) via any electronic medium (including via email or website access) and agrees and consents to the Corporation providing to such Participant (and any beneficiary or representative of, or any successor to, such Participant) via any electronic medium any disclosure, report or other document.

(y) Compliance with Laws. The Plan, the granting and vesting of Plan Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Plan Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory, self-regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Law, the Plan and Plan Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

(z) Securities Law and Other Regulator/Compliance. In no way limiting the application of the provisions contained in Section XI(y), above, a Plan Award will not be effective unless such Plan Award is in compliance with all applicable federal, state and foreign securities laws, rules and regulations of any governmental body, and the requirements of any national stock exchange or automated quotation system upon which the shares of Common Stock granted under such Plan Award may then be listed or quoted, as they are in effect on the date of grant of the Plan Award on the date of exercise or other issuance or any other date while the Plan Award is outstanding. Notwithstanding any other provision in the Plan to the contrary, the Corporation will have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to: (i) obtaining any approvals from governmental agencies that the Corporation determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such shares of Common Stock under any state, federal or foreign law or ruling of any governmental body that the Corporation determines to be necessary or advisable. The Corporation will be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission (if such shares of Common Stock are not otherwise so registered) or to effect compliance with the registration, qualification or listing requirements of any state securities laws, national stock exchange or automated quotation system, and the Corporation will have no liability for any inability or failure to do so. As a condition to the grant of any Plan Award, the Corporation may require each Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any Applicable Law and to make any representation or warranty with respect thereto as may be requested by the Corporation.

(aa) Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance, or other benefit plan applicable to the Participant that is maintained by the Corporation, except as may be provided under the terms of those plans or as determined by the Board.

XII

TRANSFERABILITY OF AWARDS

(a) In General. Except as otherwise provided in Section XII(b):

(i) No Plan Award may be sold, pledged, encumbered, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Plan Award has been exercised, or the shares of Common Stock underlying such Plan Award have been issued, and all restrictions, including without limitation risks of forfeiture, applicable to such shares of Common Stock have lapsed;

(ii) No Plan Award or interest or right therein shall be liable for or may be applied to pay, satisfy or settle the debts, contracts or engagements of a Participant or his or her successors in interest nor shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary, or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy or insolvency), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section XII(a)(i); and

(iii) During the lifetime of a Participant, only such Participant may exercise a Plan Award (or any portion thereof) granted to him under the Plan, unless (other than in the case of an Incentive Stock Option) it has been disposed of pursuant to a DRO, and after the death of a Participant any exercisable portion of a Plan Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Permitted Transferees. Notwithstanding Section XII(a) hereof, the Committee may, in its sole discretion, permit a Participant to transfer a Plan Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: except as may be provided in a Stock Restriction Agreement that is an Exhibit to any Plan Award (or as may be provided in any applicable stockholders’ agreement) (i) a Plan Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) a Plan Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Plan Award as applicable to the original Participant (other than the ability to further transfer the Plan Award); (iii) any transfer of a Plan Award to a Permitted Transferee shall be without consideration; and (iv) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee or the Corporation, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Beneficiaries. Notwithstanding Section XII(a) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of such Participant and to receive any distribution that may be made with respect to any Plan Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If a Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Plan Award shall not be effective without the prior written or electronic consent in form and substance satisfactory to the Committee or the Corporation of such Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing and Applicable Law, a beneficiary designation may be changed or revoked by a Participant at any time provided that the change or revocation is filed with the Committee prior to the Participant’s death.

XIII

CONDITIONS TO ISSUANCE OF SHARES OF COMMON STOCK

(a) Delivery of Certificates. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise, vesting or settlement of any Plan Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with Applicable Law and the shares of Common Stock are covered by an effective registration statement under the Securities Act or applicable exemption under the Securities Act from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law as a condition to the issuance or exercise of any Plan Award.

(b) Stop-Transfer Orders. All stock certificates delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Law. The Committee may place legends on any stock certificate or book entry to reference restrictions applicable to the shares of Common Stock.

(c) Settlement of Plan Award. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Plan Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock shall be eliminated by rounding down to the nearest whole share of Common Stock.

(e) Book Entry Stock. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by Applicable Law or the bylaws of the Corporation, the Corporation shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Plan Award and instead such shares of Common Stock shall be recorded in the books of the Corporation (or, as applicable, its transfer agent or stock plan administrator).

XIV

AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by Applicable Law. Furthermore, any amendment or termination of the Plan shall be subject to all other Applicable Law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as Incentive Stock Options, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Award previously granted under the Plan without the consent of the holder thereof.

XV

STOCKHOLDER APPROVAL

(a) General Rule. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, but only to the extent necessary to satisfy Applicable Law, no Plan Award may be granted (or settled) in the absence of the timely approval of the Plan and/or the Plan Awards by that number of the owners of the Corporation’s outstanding shares of Common Stock required by Applicable Law to approve the Plan and/or such Plan Awards. Such approval must be obtained by a separate vote of the Corporation’s stockholders or by any other method allowed under the Applicable Law.

(b) Delegation of Voting Power. Furthermore, to the extent permitted by Applicable Law, any one or more of the Corporation’s stockholders may delegate to any agent, proxy or other person the power to so vote such stockholder’s or stockholders’ shares of Common Stock.

XVI

TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the date of the termination of the Plan.

XVII

CLAIMS PROCEDURES

(a) Denial of Claims. If a Participant is denied any portion of the amounts to which he reasonably believes is due to be paid to him under the Plan, and only if the Plan (or the applicable portion thereof), in conjunction with the applicable Plan Award, is deemed to constitute an “employee benefit plan” within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such Participant must so notify the Committee and the Committee shall advise the Participant in writing of the specific reasons for such denial. The Committee shall also furnish the Participant at that time with a written notice containing:

(i) A specific reference to the pertinent provisions of the Plan and/or Plan Award;

(ii) A description of any additional material or information necessary for the Participant to perfect his claim, if possible, and an explanation of why such material or information is needed; and

(iii) An explanation of the Plan’s claim review procedure.

(b) Right to Reconsideration. Within 180 days of receipt of the information stated in Section XVII(a), above, the Participant shall, if he desires further review, file a written request for reconsideration with the Committee.

(c) Review of Documents. As long as the Participant’s request for review is pending (including the 180-day period in Section XVII(b), above), the Participant or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

(d) Decision by Committee. A final decision, which shall be binding upon the Participant, shall be made by the Committee within 60 days of the filing by the Participant of his request for reconsideration.

(e) Notice by Committee. The Committee’s decision shall be conveyed to the Participant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Participant, with specific references to the pertinent Plan provisions on which the decision is based.

(f) Arbitration. No Participant may avail himself of the arbitration provisions of Section XI(m), hereof, unless he or she complies with the foregoing provisions of this Article XVII.

(g) Plan Administrator. For purposes of application of this Article XVII, the Committee shall serve as the plan administrator of the Plan, as required by, and defined under, ERISA.

XVIII

FOREIGN AWARDS AND RIGHTS

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries and other jurisdictions in which the Company and its Subsidiaries have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Plan Award granted to Eligible Individuals to comply with Applicable Laws of jurisdictions where Eligible Individuals reside; (ii) establish sub-plans and determine the Exercise Price, exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries or Participants residing in particular locations; provided, however, that no such sub-plans and/or modifications shall increase the share limits contained in Section 2 or otherwise require stockholder approval; and (iii) take any action, before or after a Plan Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive a Plan Award under the Plan or on Termination of Service, available methods of exercise or settlement of a Plan Award, payment of Tax-Related Items, the shifting of employer tax liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership which may vary with local requirements. The Committee may also adopt sub-plans to the Plan intended to allow the Company to grant tax-qualified Plan Awards in a particular jurisdiction and, as part of such sub-plan, may restrict the sale of Shares and/or modify the Change in Control and adjustments provisions of the Plan to the extent necessary to comply the tax requirements of the jurisdiction. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Plan Awards shall be granted, that would violate the Securities Act, Exchange Act, the Code, or any securities law.

In furtherance of the foregoing, Appendix A of the Plan shall set forth the sub-plan for Participants who are taxpayers in the State of Israel as of the effective date of the Plan.

APPENDIX A

2020 OMNIBUS PERFORMANCE AWARD PLAN

SUB-PLAN — ISRAELI TAXPAYERS

1. SPECIAL PROVISIONS FOR ISRAELI TAXPAYERS

1.1 This Sub-Plan for Israeli Taxpayers (the “Sub-Plan”) to the Microbot Medical Inc. 2020 Omnibus Performance Award Plan, as amended (the “Plan”) is made in accordance with Section II(d)(xvii) and Article XVIII of the Plan. This Sub-Plan was approved by the Committee on July 17, 2020, subject to stockholder approval.

1.2 The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Plan Awards.

1.3 This Sub-Plan applies with respect to Plan Awards granted under the Plan. The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Plan Awards that may be granted or issued under the Plan from time to time, in compliance with the tax, securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all grants made pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to grants made after the date of its adoption. This Sub-Plan complies with, and is subject to the ITO and Section 102. An Option granted under this Sub-Plan will be deemed a Non-Qualified Stock Option for the purposes of U.S. taxation.

1.4 The Plan and this Sub-Plan shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern.

2. DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Sub-Plan:

“3(i) Award” means a Plan Award, which is subject to taxation pursuant to Section 3(i) of the ITO, which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which all or a part of the income resulting from the sale of Shares is taxable as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Plan Awards is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means a Plan Award of an Option, Performance Share, Performance Unit, share of Restricted Stock or Restricted Stock Unit, granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” for the purpose of grants made under this Sub-Plan, means any Affiliate, as defined in the Plan, that is an “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined in Section 32(9) of the ITO, currently defined as an individual who prior to the grant or as a result of the grant or exercise of any Plan Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% of the outstanding share capital of the Company or 10% of the voting power of the Company, (ii) the right to hold or purchase 10% of the outstanding equity or voting power, (iii) the right to obtain 10% of the “profit” of the Company (as defined in the ITO), or (iv) the right to appoint a director of the Company.

“Deposit Requirements” shall mean with respect a 102 Trustee Grant, the requirement to evidence deposit of a Plan Award with the Trustee, in accordance with Section 102, in order to qualify as a 102 Trustee Grant. As of the time of approval of this Sub-Plan, the ITA guidelines regarding Deposit Requirements for 102 Capital Gains Track Grants require that the Trustee be provided with (a) the resolutions approving Plan Awards intended to qualify as 102 Capital Gains Track Grants within 45 days of the date of Committee’s approval of such Plan Award, including full details of the terms of the Plan Awards, and (b) a copy of the Award Agreement executed by the Eligible 102 Participant and/or Eligible 102 Participant’s consent to the requirements of the 102 Capital Gains Track Grant within 90 days of the Committee’s approval of such Plan Award, and (c) with respect to Plan Awards of Restricted Stock, either a share certificate and copy of the Company’s share register evidencing issuance of the Shares underlying such Plan Award in the name of the Trustee for the benefit of the Eligible 102 Participant, or deposit of the Shares with a financial institution in an account administered in the name of the Trustee, as applicable, in each case, within 90 days of the date of the Committee’s approval of such Plan Award.

“Election” means the Company’s choice of the type of 102 Trustee Grants it will make under the Plan (as between capital gains track or ordinary income track), as filed with the ITA.

“Eligible 102 Participant” means a Participant who is a person employed by the Company or its Affiliates, including an individual who is serving as an office holder (as defined in the ITO), who is not a Controlling Shareholder.

“Israeli Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version), 1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means a Plan Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Plan Awards granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. As of the date of the adoption of this Sub-Plan, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Plan Award.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees), 2003.

“Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time.

“Shares” shall mean shares of Common Stock, as defined in the Plan.

“Trustee” means a person or entity designated by the Committee to serve as a trustee for the purposes of this Sub-Plan and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3. TYPES OF PLAN AWARDS AND SECTION 102 ELECTION

3.1 Plan Awards made as 102 Trustee Grants shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company (or its Affiliate) has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Sub-Plan. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Sub-Plan.

3.3 No 102 Trustee Grants may be made effective pursuant to this Sub-Plan until 30 days after the date the requisite filings required by the ITO and the Rules, including the filing of the Plan and Sub-Plan, have been made with the ITA.

3.4 The Award Agreement shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Award; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4. TERMS AND CONDITIONS OF 102 TRUSTEE GRANTS

4.1 Unless determined otherwise by the Committee, each 102 Trustee Grant will be deemed granted on the date approved by the Committee and stated in a written or electronic notice by the Company, provided that the Company and the Trustee have complied with any applicable requirements set forth by the ITA with regard to such grants.

4.2 Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Shares acquired pursuant to a 102 Trustee Grant shall be deposited with a Trustee in compliance with the Deposit Requirements and held in trust by the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA). After termination of the Required Holding Period, upon request of the Participant, the Trustee may release such Plan Awards and any Shares issued with respect to such Plan Award, provided that (i) the Trustee has received an acknowledgment from the ITA that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Grants or shares issued with respect to the 102 Trustee Grants prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3 Each 102 Trustee Grant shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall prevail over any term contained in the Plan, this Sub-Plan or Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals of the ITA not expressly specified in this Sub-Plan or any document evidencing a Plan Award that are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102. With respect to 102 Capital Gain Track Grants, to the extent that the Shares are listed on any established stock exchange or a national market system, the provisions of Section 102(b)(3) of the ITO will apply with respect to the Israeli tax rate applicable to such Plan Awards.

4.4 During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Plan Awards and Shares received subsequently following any realization of rights derived from Plan Awards or Shares (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable Award Agreement and applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant (including tax and mandatory payments otherwise payable by the Company or its Affiliates, which would not apply absent a sale or release during the Required Holding Period).

4.5 In the event a stock dividend is declared and/or additional rights are granted with respect to Shares which derive from Plan Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares and/or rights shall be measured from the commencement of the Required Holding Period for the Plan Award with respect to which the dividend was declared and/or rights granted. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant in accordance with the Plan after deduction of taxes and mandatory payments in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA.

4.6 If a Plan Award granted as a 102 Trustee Grant is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant (or be subject to a supervisory trustee arrangement if approved by the ITA). If such a Plan Award is exercised or settled after the Required Holding Period ends, the Shares issued upon such exercise or settlement shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA), or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and this Sub-Plan.

4.7 To avoid doubt: (i) notwithstanding anything to the contrary in the Plan, payment upon exercise or purchase of Plan Awards granted as a 102 Trustee Grant, may only be paid by cash or check, and not by surrender or withholding of Shares, or by reduction of shares pursuant to a cashless exercise, net exercise or similar arrangement, or other forms of payment, unless and to the extent permitted under Section 102 or as expressly authorized by the ITA; (ii) notwithstanding anything to the contrary in the Plan, certain adjustments and amendments to the terms of Plan Awards granted under the 102 Capital Gains Track, including an exchange program, recapitalization events, dividend and so forth, may disqualify the Options from benefitting from the tax benefits under the 102 Capital Gains Track, unless the prior approval of the ITA is obtained; (iii) notwithstanding anything to the contrary in the Plan, repurchase rights with regard to Plan Awards made as 102 Capital Gains Track Grants shall be subject to compliance with Section 102 requirements and/or the express approval of the ITA; (iv) Stock Appreciation Rights may not be granted under the 102 Capital Gains Track unless and to the extent expressly authorized by the ITA; (v) grants of Restricted Stock Units under the 102 Capital Gains Track may require the prior approval of the ITA; (vi) notwithstanding anything to the contrary in the Plan, amounts equivalent to dividends, distributions or interest may not be settled in shares with respect to Plan Awards granted under 102 Capital Gains Track Awards without the prior approval of the ITA; (vii) Performance Shares may require the approval of the ITA in order to qualify under the 102 Capital Gains Track; (viii) notwithstanding anything to the contrary in the Plan, Plan Awards granted under the 102 Capital Gains Track may only be settled in Shares and not in cash, and Cash Incentives will not qualify under the 102 Capital Gains Track and (ix) notwithstanding anything to the contrary in the Plan, the continuance or substitution of 102 Capital Gains Track Grants upon the merger or consolidation of the Corporation shall be subject to compliance with Section 102 requirements and/or the express approval of the ITA.

5. ASSIGNABILITY

As long as Plan Awards or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

6. TAX CONSEQUENCES

6.1 Any tax consequences arising from the grant or settlement of any Plan Award, the exercise of any Option, the issuance, sale or transfer and payment for the Shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant) relating to a Plan Award or Shares issued thereupon shall be borne solely by the Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates, and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to a Plan Award granted under the Plan and the exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law; and/or (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld; and/or (iii) withholding otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld; and/or (iv) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to the Participant’s authorization as expressed by acceptance of the Plan Award under the terms herein), to the extent permitted by applicable law or pursuant to the approval of the ITA. In addition, the Participant will be required to pay any amount (including penalties) that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2 The Company does not represent or undertake that a Plan Award will qualify for or comply with the requisites of any particular tax treatment (such as the 102 Capital Gains Track), nor shall the Company, its assignees or successors be required to take any action for the qualification of any Plan Award under such tax treatment. The Company shall have no liability of any kind or nature in the event that, as a result of application of applicable law, actions by the Trustee or any position or interpretation of the ITA, or for any other reason whatsoever, a Plan Award shall be deemed to not qualify for any particular tax treatment.

6.3 With respect to Non-Trustee Grants, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

7. SECURITIES LAWS

All Plan Awards hereunder shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.